UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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MID-AMERICA APARTMENT COMMUNITIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MID-AMERICA APARTMENT COMMUNITIES, INC.

April 16, 2014

To our shareholders:

You are invited to attend the 2014 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. to be held at 11:00 a.m., Central Daylight Time, on Thursday, May 22, 2014, at our corporate headquarters, 6584 Poplar Avenue, Memphis, Tennessee 38138. The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about us.

During the meeting, management will review our 2013 fiscal year and provide a report on our progress, including recent developments. Shareholders will also have the opportunity to ask questions about us.

Along with the other members of the Board of Directors and management, I look forward to greeting you at the Annual Meeting if you are able to attend.

Cordially,

H. Eric Bolton, Jr.
Chairman of the Board of Directors and
Chief Executive Officer

MID-AMERICA APARTMENT COMMUNITIES, INC.
6584 Poplar Avenue
Memphis, Tennessee 38138

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 22, 2014

TIME, DATE & PLACE

The 2014 Annual Meeting of Shareholders, or the Annual Meeting, will be held at 11:00 a.m., Central Daylight Time, on Thursday, May 22, 2014, at our corporate headquarters, 6584 Poplar Avenue, Memphis, Tennessee 38138.

ITEMS OF BUSINESS

Shareholders will consider and vote on the following items at the Annual Meeting:

1.	Election of the twelve directors named herein to serve for one year and until their successors have been duly elected and qualified;
2.	To approve the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000;
3.	An advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the accompanying Proxy Statement;
4.	Ratification of Ernst & Young LLP as our independent registered public accounting firm for 2014; and
5.	Such other business as may properly come before the meeting or any adjournment thereof.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

WHO MAY VOTE

Shareholders of record at the close of business on Friday, March 14, 2014, are entitled to receive this notice and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on May 22, 2014. The Proxy Statement, Annual Report on Form 10-K and 2013 Annual Report to Shareholders are available at www.ProxyVote.com.

HOW TO VOTE

Your vote is important. Please refer to the Proxy Card and the accompanying Proxy Statement for information regarding your voting options. Even if you plan to attend the Annual Meeting, please take advantage of one of the advance voting options to assure that your shares are represented at the Annual Meeting. You may revoke your proxy at any time before it is voted by following the procedures described in the accompanying Proxy Statement.

By Order of the Board of Directors

Leslie B.C. Wolfgang
Senior Vice President, Corporate Secretary

Memphis, Tennessee
April 16, 2014

Whether or not you plan to attend the Annual Meeting, please submit your proxy prior to the Annual Meeting by following the instructions on the enclosed Proxy Card or voter instruction form. Shareholders who attend the Annual Meeting may vote even if they have already sent in a proxy.

MID-AMERICA APARTMENT COMMUNITIES, INC.
6584 Poplar Avenue
Memphis, Tennessee 38138

PROXY STATEMENT FOR THE
2014 ANNUAL MEETING OF SHAREHOLDERS

Mid-America Apartment Communities, Inc. is soliciting proxies, and your vote is very important. For this reason, our Board of Directors is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed Proxy Card. In connection with our solicitation of proxies, we are mailing this Proxy Statement, the enclosed Proxy Card, our 2013 Annual Report, and our 2013 Annual Report on Form 10-K to all shareholders beginning on or about April 16, 2014.

In this Proxy Statement, terms such as “MAA”, “we,” “us” and “our” refer to Mid-America Apartment Communities, Inc.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be held on Thursday, May 22, 2014, at 11:00 a.m., Central Daylight Time.

Where will the Annual Meeting be held?

Our Annual Meeting will be held at our corporate headquarters, 6584 Poplar Avenue, Memphis, Tennessee 38138.

What items will be voted on at the Annual Meeting?

You will vote on the following matters:

1.	Election of twelve directors named herein to serve for one year and until their successors have been duly elected and qualified;
2.	To approve the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000;
3.	An advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement;
4.	Ratification of Ernst & Young LLP as our independent registered public accounting firm for 2014; and
5.	Such other business as may properly come before the meeting or any adjournment thereof.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

1.	“FOR” the election of the twelve nominees named herein to serve on the Board of Directors;
2.	“FOR” the approval of the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000;
3.	“FOR” the advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement; and
4.	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for 2014.

If any other matter properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Do directors attend the Annual Meeting?

We do not require our directors to attend our Annual Meeting, but our Board of Directors encourages its members to attend. All of our directors attended last year’s Annual Meeting of Shareholders held on May 21, 2013.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date, March 14, 2014, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the annual meeting, or any postponement or adjournment of the annual meeting. The only class of stock that can be voted at the meeting is our common stock. Each share of common stock is entitled to one vote on all matters that come before the meeting. As of the close of business on March 14, 2014, we had 74,979,899 shares of common stock outstanding.

Shareholders of Record:  Shares Registered in Your Name. If on March 14, 2014 your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed Proxy Card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank. If on March 14, 2014 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote my shares?

Shareholders of Record:  If you are a shareholder of record (your shares are registered directly in your name with our transfer agent) you may vote your shares in person or by proxy:

In Person:  You may attend the Annual Meeting and vote in person.

By Proxy:  You can vote by telephone, on the Internet or by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your Proxy Card by mail.

•	By Telephone: You may submit your voting instructions by telephone by following the instructions printed on the Proxy Card. If you submit your voting instructions by telephone, you do not have to mail in your Proxy Card.
•	On the Internet: You may vote on the Internet by following the instructions printed on the Proxy Card. If you vote on the Internet, you do not have to mail in your Proxy Card.
•	By Mail: If you properly complete and sign the enclosed Proxy Card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

Beneficial Owner:  If you are a beneficial owner (your shares are held in an account with a brokerage firm, bank, dealer or similar organization), you may vote your shares in person or by proxy:

In Person:  You may attend the Annual Meeting and vote in person; however, you will need to present a written consent from your broker permitting you to vote the shares in person at the Annual Meeting.

By Proxy:  If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a Proxy Card and voting instructions with these proxy materials from that organization rather than from us. Complete and mail the Proxy Card to ensure that your vote is counted. Alternatively, follow the instructions provided by your broker or bank to vote by telephone or over the Internet as that organization allows.

What if I have shares in the MAA Employee Stock Ownership Plan?

If you have shares in an account under our Employee Stock Ownership Plan, you have the right to vote the shares in your account. To do this, you must sign and timely return the Proxy Card you received with this Proxy Statement, or grant your proxy by telephone or over the Internet by following the instructions on the Proxy Card.

How will my vote be cast?

Your vote will be cast as you indicate on your Proxy Card. If you submit an executed proxy without marking any voting selections, your shares will be voted as follows:

1.	“FOR” the election of the twelve nominees named herein to serve on the Board of Directors;
2.	“FOR” the approval of the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000;
3.	“FOR” the advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement; and
4.	“FOR” the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for 2014.

If any additional matters are properly presented at the meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares using his or her best judgment. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For”, “Against” and “Abstain” votes.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes. Shares represented by such broker non-votes will be counted in determining whether there is a quorum.

Can I change my vote after I return my Proxy Card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy bearing a later date;
2.	You may send a written notice that you are revoking your proxy to our Corporate Secretary, 6584 Poplar Avenue, Memphis, Tennessee 38138; or
3.	You may attend the Annual Meeting and notify the election officials at the meeting that you wish to revoke your proxy and vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank.

How many votes are needed to approve each proposal?

1.	For the election of directors, the votes cast “For” the nominee must exceed the votes cast “Against” the nominee for the nominee to be elected. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. If a nominee fails to receive more “For” votes than votes cast “Against” and is an incumbent director, the nominee is required to tender his resignation to the Nominating and Corporate Governance Committee of the Board of Directors for consideration.
2.	For the approval of the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000 to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. In addition, the rules of the NYSE require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions). Accordingly, while broker non-votes will not have any legal effect on whether this proposal is approved, abstentions will have the legal effect of votes against the proposal.
3.	For the advisory (non-binding) vote on the compensation of our named executive officers to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
4.	Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

How many shares must be present to constitute a quorum for the meeting?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by shareholders present at the Annual Meeting or by proxy. On March 14, 2014, the record date, there were 74,979,899 shares outstanding and entitled to vote. Thus 37,489,950 shares must be represented by shareholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be disclosed in a Form 8-K, which can be found on the “For Investors” page of our website (http://ir.maac.com) following the report’s filing with the Securities and Exchange Commission within four business days of the meeting. Information from this website is not incorporated by reference into this Proxy Statement.

ADDITIONAL INFORMATION

How and when may I submit a shareholder proposal for the 2015 Annual Meeting?

Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at our 2015 annual meeting of shareholders, pursuant to Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, must be received at our executive offices no later than December 17, 2014.

Pursuant to our Amended and Restated Bylaws, shareholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2015 Annual Meeting of Shareholders, you must notify our Corporate Secretary, in writing, no later than the close of business on February 21, 2015 nor earlier than the close of business on January 22, 2015. We also advise you to review our Amended and Restated

Bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including the different notice submission date requirements in the event that we do not hold our 2015 Annual Meeting of Shareholders between April 22, 2015 and July 21, 2015. The Chairman of the 2015 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2015 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to MAA, 6584 Poplar Avenue, Memphis, Tennessee 38138, Attention: Corporate Secretary.

How can I obtain the Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC, including the financial statements, and financial statement schedules is being mailed along with this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2013, including all exhibits may be obtained from the SEC Filings and Reports link on the For Investors page of our website at http://ir.maac.com or received free of charge by writing Investor Relations at MAA, 6584 Poplar Avenue, Memphis, Tennessee 38138.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We expect that this Proxy Statement will first be sent to shareholders on or about April 16, 2014. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another shareholder?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or by marking the appropriate box on your Proxy Card if you hold registered shares.

We can only household registered shares. If you own registered shares as well as hold shares in a brokerage account, you will continue to receive multiple copies of the Proxy Statement. Similarly, if you own shares in more than one brokerage firm, you can only household the Proxy Statements you receive within each individual brokerage house.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Investor Relations Department at 6584 Poplar Avenue, Memphis, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

What is our philosophy regarding corporate governance?

We believe that effective corporate governance is critical to our long-term health and our ability to create value for our shareholders. We have continued to review our corporate governance policies and practices and to compare them to the practices of other public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit us and our shareholders. Based on this review, the Board of Directors has established and maintains Corporate Governance Guidelines that include detailed specifications for director qualification and responsibility. You may find a copy of our Corporate Governance Guidelines in the Governance Documents section of the Corporate Overview link on the “For Investors” page of our website at http://ir.maac.com.

The responsibilities of our Board of Directors and its committees are described below, along with other corporate governance-related disclosures. All of our Board of Directors’ committees have written charters, which can be found in the Governance Documents section of our Corporate Overview link on the For Investors page of our website at http://ir.maac.com. We will also provide a copy of any committee charter, the Corporate Governance Guidelines or our Code of Business Conduct and Ethics without charge upon written request sent to: MAA, Attention: Investor Relations, 6584 Poplar Avenue, Memphis, Tennessee 38138. Our Board of Directors may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board of Directors.

How many independent directors do we have?

Our Board of Directors has affirmatively determined that nine of our current twelve director nominees are independent: Alan B. Graf, Jr., Ralph Horn, Claude B. Nielsen, Philip W. Norwood, Harold W. Ripps, W. Reid Sanders, William B. Sansom, Gary Shorb, and John W. Spiegel. All of these directors meet the independence standards of our Corporate Governance Guidelines, the New York Stock Exchange, or the NYSE, listing standards and applicable SEC rules.

How do we determine whether a director is independent?

A director is considered independent if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with us. Consistent with the requirements of the SEC and the NYSE, our Board of Directors reviews all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board of Directors has adopted the following categorical standards:

•	A director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.
•	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.
•	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.
•	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.
•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

Our Board of Directors consults with our General Counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

Do any independent directors have relationships with us that the Board of Directors determined were not material?

Alan B. Graf, Jr. is the Executive Vice President and Chief Financial Officer of FedEx Corporation. In the normal course of business, we use FedEx as an overnight courier. Our Board of Directors concluded that this relationship is not material and does not otherwise impair, or appear to impair, Mr. Graf’s independent judgment, and therefore does not prevent him from being independent.

Ralph Horn was Chairman of the Board of Directors of First Tennessee National Corporation, or FTNC, now First Horizon National Corporation, or FHNC, until December 2003 and was previously the President and Chief Executive Officer of FTNC until 2002. William B. Sansom served on the Board of Directors and Executive Committee of FHNC until April 2012. We have a line of credit with a group of banks led by KeyBank for which First Tennessee Bank, the principal banking subsidiary of FHNC, has committed $20 million, or approximately 4% of the total. First Tennessee Bank has also committed $12.5 million, or approximately 8% of the total, towards our $150 million term loan. Both the line of credit and term loan were entered into in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions between unrelated parties. In the normal course of business, we may also utilize FHNC for certain banking services, including corporate credit cards or checking and/or depository accounts. We have banking relationships with several banks dependent upon fees and availability in the geographic regions of our apartment communities. Due to the arm’s-length nature of the transactions, our Board of Directors concluded that these relationships are not material and do not otherwise impair, or appear to impair, Mr. Horn’s or Mr. Sansom’s independent judgment, and therefore do not prevent either of them from being independent.

William B. Sansom serves as the Chairman of the Board of Directors for the Tennessee Valley Authority, or TVA. TVA is a public power company which supplies wholesale power to municipal and cooperative power distributors as well as large industries and government installations. Some of MAA’s communities may be served by power companies who purchase power from TVA. None of MAA’s communities buy power directly from TVA. As MAA communities would have no influence over the wholesale choices of the power companies that serve them, our Board of Directors concluded that this potential relationship is not material and does not otherwise impair, or appear to impair, Mr. Sansom’s independent judgment, and therefore does not prevent him from being independent.

Gary Shorb serves as the President and Chief Executive Officer of Methodist Le Bonheur Healthcare. Our medical insurance plans treat the Methodist Le Bonheur Healthcare system of hospitals as in-network for Memphis-area based employees. We contract our medical insurance plans through CIGNA, Inc. and have no direct input on the choice of hospital associations. As MAA has no influence over the hospital systems considered in-network in our medical insurance plans, our Board of Directors concluded that this potential relationship is not material and does not otherwise impair, or appear to impair, Mr. Shorb’s independent judgment, and therefore does not prevent him from being independent.

Colonial Insurance Agency, a corporation wholly-owned by The Colonial Company (in which Thomas H. Lowder and James K. Lowder each has a 50% ownership interest), serves as a broker for an unaffiliated insurance carrier which advertises for its renter’s insurance program at some of our multifamily properties. We have not made any payments to Colonial Insurance Agency under these arrangements, however, the insurance carrier pays a commission to Colonial Insurance Agency for renter’s insurance sold to our residents and Colonial Insurance Agency pays us an advertising fee to permit the sales of rental insurance policies on our multifamily properties. Pursuant to this arrangement, for 2013, Colonial Insurance Agency paid us approximately $71 thousand in advertising fees.

How many times did our Board of Directors meet last year?

Our Board of Directors met 13 times during 2013.

Did any of our directors attend fewer than 75% of the meetings of the Board of Directors and their assigned committees?

All of the directors who were serving during the calendar year 2013 attended more than 75% of the meetings of our Board of Directors and their assigned committees during the fiscal year except for Claude B. Nielsen, who missed one meeting. Mr. Nielsen was appointed to the Board of Directors on October 1, 2013, pursuant to the terms of the merger agreement between MAA and Colonial Properties Trust, or Colonial. Our Board of Directors held only two meetings in 2013 while Mr. Nielsen was a member. Mr. Nielsen was unable to attend one meeting because of a scheduling conflict that could not be resolved.

How is our Board of Directors structured?

If all of our director nominees are elected by our shareholders, the leadership structure of our Board of Directors will include a combined Chairman of the Board of Directors and Chief Executive Officer, nine independent directors and two non-independent directors. All of our directors serve with equal importance and have an equal vote on all matters. Our independent directors meet without management present at regularly scheduled executive sessions. Messrs. Graf and Horn serve as co-lead independent directors. Our Board of Directors believes that we have been and continue to be well served by having our Chief Executive Officer also serve as Chairman of the Board of Directors. Our Audit, Compensation and Nominating and Corporate Governance Committees are all led by chairmen who are independent directors and are 100% comprised of independent directors. We believe that the current board leadership model, when combined with the composition of our Board of Directors, the strong leadership of our independent directors, the board committees listed above and the corporate governance policies already in place, strikes an appropriate balance between consistent leadership and independent oversight of our business and affairs.

Does our Board of Directors meet regularly without management present?

Both our non-management directors and our independent directors regularly meet without management present. As co-lead independent directors, Messrs. Graf and Horn lead the meetings of the independent directors. The non-management directors held four executive sessions during 2013 and the independent directors held three executive sessions during 2013.

Does our Board of Directors have any standing committees?

We have four standing committees:  Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Real Estate Investment Committee. The members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent, pursuant to the standards set forth in our Corporate Governance Guidelines, the NYSE listing standards and applicable SEC rules. The Real Estate Investment Committee consists of two independent members and two non-independent members. Each standing committee of our Board of Directors has a charter, which can be found in the Governance Documents section of the Corporate Overview link on the “For Investors” page of our website at http://ir.maac.com.

The current membership of and information about each of our Board of Director committees is shown below.

Committee/Current Members	Committee Functions
Audit Committee Current Members Alan B. Graf, Jr. (Chairman) W. Reid Sanders Gary Shorb John W. Spiegel Number of meetings held in 2013: Nine	• appoints, determines the compensation of, oversees and evaluates the work of the independent registered public accounting firm;
• pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm;

•

reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Qs and Form 10-Ks;

• reviews and discusses with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls;

•

establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

• reviews with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT; and
• issues a report annually as required by the SEC’s proxy solicitation rules.

Compensation Committee Current Members: Philip W. Norwood (Chairman) Ralph Horn Claude B. Nielsen William B. Sansom Number of meetings held in 2013: Four	• reviews and approves our compensation objectives;

•

reviews and recommends the compensation programs, plans, and awards for the CEO to the Board of Directors and approves such for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by the shareholders;

• reviews and approves any employment and severance arrangements and benefits of the CEO and executive officers;
• recommends to the Board of Directors how often MAA should submit to the shareholders the “Say-on-Pay” vote;
• recommends the compensation for directors to the Board of Directors;
• evaluates and oversees risks associated with compensation policies and practices;
• acts as administrator as may be required for our equity-related incentive plans;
• reviews and discusses with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement;
• assesses the independence of, retains and oversees compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties; and
• issues a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules.

Nominating and Corporate Governance Committee Current Members: Ralph Horn (Chairman) Philip W. Norwood Harold W. Ripps William B. Sansom Number of meetings held in 2013: Three	• provides assistance and oversight in identifying qualified candidates to serve as members of the Board of Directors;
• reviews the qualification and performance of incumbent directors to determine whether to recommend them as nominees for re-election;
• reviews and considers candidates for directors who may be suggested by any director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law; and
• recommends to the Board of Directors appropriate corporate governance principles that best serve the practices and objectives of the Board of Directors.

Real Estate Investment Committee Current Members: H. Eric Bolton, Jr. (Chairman) Thomas H. Lowder Philip W. Norwood W. Reid Sanders Formed March 20, 2014	• considers and approves or disapproves specific property acquisitions, dispositions or development projects within approval levels established annually by the Board of Directors;
• refers and makes a recommendation on proposed property acquisitions or development projects outside the approval levels established annually by the Board of Directors; and
• approves disposition of individual properties not included in the annual strategic plan reviewed and approved by the Board of Directors.

Does the Audit Committee have an Audit Committee Financial Expert?

Our Board of Directors has determined that Alan B. Graf, Jr. meets the qualifications of an audit committee financial expert as defined by applicable SEC rules.

How does the Board of Directors select director candidates?

At the Annual Meeting, shareholders are being asked to elect H. Eric Bolton, Jr., Alan B. Graf, Jr., Ralph Horn, James K. Lowder, Thomas H. Lowder, Claude B. Nielsen, Philip W. Norwood, Harold W. Ripps, W. Reid Sanders, William B. Sansom, Gary Shorb and John W. Spiegel to serve until the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Director Nomination Policy

It is the policy of the Nominating and Corporate Governance Committee to review and consider all candidates for nomination and election as directors who may be suggested by any of our directors or executive officers. It is our policy to refer to our Nominating and Corporate Governance committee for consideration any director candidate recommended by any shareholder if recommended in accordance with our Amended and Restated Charter, Amended and Restated Bylaws and applicable law.

We will consider for inclusion in our proxy materials for the 2015 Annual Meeting of Shareholders, shareholder proposals that are received at our executive offices no later than December 17, 2014, and that comply with our Amended and Restated Bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934. Proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6584 Poplar Avenue, Memphis, TN 38138. If you would like to recommend a director candidate, you must follow the procedures outlined above under the caption “Additional Information — How and when may I submit a shareholder proposal for the 2015 Annual Meeting?”

If a shareholder is recommending a candidate to serve on our Board of Directors, the recommendation must include the information specified in our Amended and Restated Bylaws, including the following:

•	The shareholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The class or series and number of our shares which are, directly or indirectly, owned beneficially and of record by such shareholder and such beneficial owner;
•	Any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our shares or with a value derived in whole or in part from the value of any class or series of our shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital stock or otherwise, or collectively a “Derivative Instrument,” directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of our shares;
•	Any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder has a right to vote any shares of any of our securities;
•	Any short interest in any of our securities;
•	Any rights to dividends on our shares owned beneficially by such shareholder that are separated or separable from the underlying shares;
•	Any proportionate interest in our shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;
•	Any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of our shares or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s immediate family sharing the same household; and
•	All information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any other directorships currently held by the nominee or held in the last five years, as well as information regarding certain legal proceedings involving the nominee over the last 10 years.

Minimum Director Qualifications

The Nominating and Corporate Governance Committee along with our Board of Directors is responsible for determining the skills and characteristics that need to be met by each director and director nominee in exercising their fiduciary duty to shareowners. In determining director or director nominee qualifications, general requirements applicable to all directors as well as individual skills and experiences that should be represented on the Board of Directors as a whole, but not necessarily by each director, are considered.

The Nominating and Corporate Governance Committee considers each director nominee’s integrity, judgment, experience, independence, material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee. A director or director nominee’s knowledge and/or experience in areas such as, but not limited to, real estate investing or other related industries, Real Estate Investment Trusts, or REITs, management, leadership, public companies, equity and debt capital markets, and public company financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors, as a whole.

The Nominating and Corporate Governance Committee seeks to provide diversity on our Board of Directors with a depth of experience and differences in viewpoints and skills. While the Nominating and Corporate Governance Committee does not have a policy about diversity as it pertains solely to our Board of Directors, all of our directors are participants along with our employees in our Code of Business Conduct and Ethics which embodies diversity as a tremendous asset and one which should be actively embraced. The Nominating and Corporate Governance Committee seeks to embody the spirit of our Code of Business Conduct and Ethics by valuing a diversity of experiences and perspectives in our directors and director nominees.

The retirement age for our directors is 75. Our Corporate Governance Guidelines provide that no director who is or would be over the age of 75 at the expiration of his or her current term may be nominated to a new term, unless the Board of Directors waives the retirement age for a specific director for special circumstances. Such a waiver has been granted with respect to Harold W. Ripps, who is presently 75 years old. As a former director of Colonial Properties Trust, the Board of Directors believes that Mr. Ripps’ continued presence on the Board of Directors will facilitate our post-merger integration efforts in the coming year and thus granted Mr. Ripps a limited waiver from the maximum age limit under our Corporate Governance Guidelines. While it is believed that a director’s knowledge and/or experience can continue to provide benefit to our Board of Directors following a director’s retirement from their primary work affiliation, it is recognized that a director’s knowledge of and involvement in ever changing business environments can weaken and therefore their ability to continue to be an active contributor to our Board of Directors shall be reviewed. Upon a director’s change in employment status, they are required to notify the Chairman of our Board of Directors and the Nominating and Corporate Governance Committee of such change and to offer their resignation for review.

Members of the Nominating and Corporate Governance Committee as well as other Board of Director members and members of executive management may meet with directors or director nominees for purposes of determining their qualifications.

Can I communicate directly with the Board of Directors?

Yes. Shareholders and other interested parties may communicate in writing with our Board of Directors, any of its committees, its independent directors, or any individual director by using the following address:

Corporate Secretary
ATTN: {Group or director to whom you are addressing}
MAA
6584 Poplar Avenue
Memphis, TN 38138

All letters addressed to our Board of Directors or its committees will be forwarded to the appropriate chairman. Letters addressed to the independent directors will be forwarded to one of our co-lead independent directors. Letters addressed to individual directors will be forwarded to the addressee.

Do we have a Code of Ethics?

Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to our executive officers, including the Chief Executive Officer, or CEO, and Chief Financial Officer, or CFO, as well as our directors and employees. The Code of Business Conduct and Ethics is available in the Governance Documents section of the Corporate Overview link on the For Investors page of our website at http://ir.maac.com. We intend to post amendments to or waivers from our Code of Business Conduct and Ethics (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) at this location on our website.

What role does the Board of Directors play in risk management?

Both the Board of Directors as a whole and its respective committees serve an active role in overseeing management of our risks. Our Board of Directors regularly reviews, with members of our senior management and outside advisors, information regarding our strategy and key areas of the company including operations, finance, legal and regulatory, as well as the risks associated with each. Senior management as well as outside advisors also periodically meet with each committee and make representations associated with the risks relevant to the respective committee’s area of focus. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and reviewing the risks associated with our overall compensation practices and policies for all of our employees. The Audit Committee oversees risks associated with financial matters such as accounting, internal controls over financial reporting, tax, fraud assessment and financial policies. The Nominating and Corporate Governance Committee manages risks associated with corporate governance policies, the independence of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board of Directors is regularly informed through committee reports about such risks.

What is the role of the Compensation Committee?

Scope of Authority.  The Compensation Committee reviews and approves our compensation objectives and our compensation programs, plans, and awards for executive officers, among other things. The Compensation Committee’s charter can be found in the Governance Documents section in the Corporate Overview link on the “For Investors” page of our website at http://ir.maac.com. The Compensation Committee reviews its charter on an annual basis and, if necessary, recommends changes to the charter to our Board of Directors for approval.

The Compensation Committee consists of Philip W. Norwood (Chairman), Ralph Horn, Claude B. Nielsen and William B. Sansom, each of whom is an independent director as affirmatively determined by our Board of Directors. Our Board of Directors consults with our General Counsel to ensure that our Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time.

Mr. Norwood, as chairman of the Compensation Committee, is responsible for setting the agenda for meetings. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of two or more members of the Compensation Committee, and may delegate authority to make grants and awards under any equity-based plan to the CEO with such limitations as determined by the Compensation Committee and as may be required by law or the listing standards of the NYSE. To date, the Compensation Committee has made no such delegation of its responsibilities.

Roles of Executives in Establishing Compensation.  While H. Eric Bolton, Jr., our CEO, does participate in general meetings of the Compensation Committee, he does not participate in executive sessions nor does he participate in any discussions concerning his own compensation. Annually, upon request from the Compensation Committee, Mr. Bolton provides the Compensation Committee with data pertinent to his and other executive officer’s compensation. This information may from time-to-time include peer executive compensation levels, achievement of individual performance components of their annual bonus plans or data pertinent to their annual base salary increases. The Compensation Committee utilizes this information, along with input from committee members and, at times, outside consultants before making final independent compensation decisions. Mr. Bolton also provides data pertinent to the terms of our long-term incentive plans to the Compensation Committee, upon their request. At the end of any incentive or bonus plan measurement period, Mr. Bolton, along with our Corporate Secretary and/or General Counsel, prepare and present to the Compensation Committee, the preliminary results of the plan for the committee’s review and, if necessary, further evaluation and/or adjustment. All incentive plans are ultimately developed and adopted by the Compensation Committee.

Use of Compensation Consultant.  The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at our expense and upon terms established by the Compensation Committee. The Compensation Committee has periodically hired external consultants to review the compensation program offered to executive management, benchmark it against industry and peer levels and offer suggestions for changes. The Compensation Committee hired FPL Associates in 2011 to consult on executive and director compensation for 2012 and 2013 and hired Semler Brossy in 2013 to consult on executive and director compensation for 2014. Neither FPL Associates nor Semler Brossy provided any services directly to the company or management.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General Policy

We have adopted a Code of Business Conduct and Ethics, which specifies our policy relating to conflicts of interest. The Code of Business Conduct and Ethics states that a “conflict of interest” exists when an individual’s private interests interfere in any way or appear from the perspective of a reasonable person to interfere in any way with the interests of the company. Under the Code of Business Conduct and Ethics, an employee who becomes aware of a potential conflict of interest must report the conflict to a supervisor or our internal audit group. If the potential conflict of interest involves our CEO, any of our executive officers, or a director, our Board of Directors will determine whether to grant a waiver if a conflict of interest exists. On an annual basis, the Nominating and Corporate Governance Committee, as well as the full Board of Directors, reviews the independence of each Director, all transactions involving related parties and any potential conflicts of interests. All transactions involving related parties must be approved by a majority of the disinterested members of our Board of Directors.

Indebtedness of Management

None of our executive officers or directors were indebted to us during 2013.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

The number of shares owned and percentage ownership in the following table is based on 74,830,726 shares of common stock outstanding on December 31, 2013. The following table sets forth information as of December 31, 2013, regarding each person known to us to be the beneficial owner of more than five percent of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, PA 19355	9,309,897	12.4%
Vanguard Specialized Funds – Vanguard REIT Index Fund(2) 100 Vanguard Blvd. Malvern, PA 19355	5,051,636	6.8%
BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	6,391,951	8.5%
Invesco Ltd.(4) 1555 Peachtree St NE Atlanta, GA 30309	6,331,177	8.5%

(1)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner. The Schedule 13G indicates that the entity has sole power to vote or to direct the vote for 139,046 shares, shared power to vote or direct the vote for 48,846 shares, sole power to dispose or to direct the disposition of 9,203,203 shares, and shared power to dispose or to direct the disposition of 106,694 shares. The shares indicated include the 5,051,636 shares beneficially owned by Vanguard Specialized Funds — Vanguard REIT Index Fund, an affiliate of Vanguard Group, Inc.
(2)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner. The Schedule 13G indicates that the entity has sole power to vote or to direct the vote for 5,051,636 shares. The shares indicated are included in the 9,309,897 shares beneficially owned by The Vanguard Group, Inc. and should not be added to those shares to indicate total beneficial ownership by The Vanguard Group, Inc.

(3)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner. The Schedule 13G indicates that the entity has sole power to vote or to direct the vote for 6,099,612 shares and sole power to dispose or to direct the disposition of 6,391,951 shares.
(4)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner. The Schedule 13G indicates that the entity has sole power to vote or to direct the vote for 3,233,996 shares, shared power to vote or direct the vote for 29,939 shares, sole power to dispose or to direct the disposition of 6,307,977 shares, and shared power to dispose or to direct the disposition of 23,200 shares.

Security Ownership of Management

The number of shares owned and percentage ownership in the following table is based on 74,979,904 shares of common stock outstanding on February 28, 2014. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of February 28, 2014. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The following table sets forth the beneficial ownership of our common stock as of February 28, 2014 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group as of February 28, 2014. Except as otherwise indicated, the address of each officer, director and/or nominee listed below is c/o 6584 Poplar Avenue, Memphis, Tennessee 38138.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
H. Eric Bolton, Jr.**	282,855	(1)	*
Albert M. Campbell, III	29,118	(2)	*
Robert J. DelPriore	5,642	(3)	*
Alan B. Graf, Jr.**	25,903	(4)	*
Thomas L. Grimes, Jr.	29,184	(5)	*
Ralph Horn**	64,163	(6)	*
James K. Lowder**	571,312	(7)	*
Thomas H. Lowder**	781,874	(8)	1.04%
Claude B. Nielsen**	38,736	(9)	*
Philip W. Norwood**	13,026	(10)	*
Harold W. Ripps**	867,359	(11)	1.16%
W. Reid Sanders**	120,994	(12)	*
William B. Sansom**	11,104	(13)	*
Gary Shorb**	3,112	(14)	*
John W. Spiegel**	52,143	(15)	*
All Directors, Nominees and Executive Officers as a group (15 Persons)	2,896,525		3.86%

*	Represents less than 1% of total.
**	Director Nominee.

(1)	Includes 166,009 shares owned directly by Mr. Bolton, as to 156,870 of which Mr. Bolton has sole voting power and as to 9,139 of which Mr. Bolton has shared voting power, (9,139 shares Mr. Bolton owns in a joint account with his wife); 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units; and 6,845 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan.
(2)	Includes 26,677 shares owned directly by Mr. Campbell, as to which 25,577 Mr. Campbell has sole voting power, and as to 1,100 of which Mr. Campbell has shared voting power, (100 shares held by Mr. Campbell through an individual retirement account, and 1,000 shares Mr. Campbell owns in a joint account with his wife); and 2,441 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan.
(3)	Includes 4,642 shares owned directly by Mr. DelPriore; and 1,000 shares held in a prior employer’s 401(k) plan.
(4)	Includes 6,653 shares owned directly by Mr. Graf; and 19,250 shares held in a deferred compensation account.
(5)	Includes 24,973 shares owned directly by Mr. Grimes; 3,081 shares attributed to Mr. Grimes in our Employee Stock Ownership Plan; and 1,130 shares owned by Mr. Grimes’ spouse.
(6)	Includes 39,397 shares owned directly by Mr. Horn and 24,766 shares held in a deferred compensation account.
(7)	Includes 103,973 shares owned directly by Mr. Lowder; 190,447 shares indirectly owned by Mr. Lowder, as to which 42,584 are attributed to Mr. Lowder in a 401(k) plan, 147,287 shares are owned by JKL Capital Holdings, LLC and 576 shares are owned by JKL Investments, LLC; 260,869 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 228,726 of which Mr. Lowder would have sole voting power and as to 32,143 of which Mr. Lowder would have shared voting power (32,143 owned by JKL Investments, LLC); and 16,023 shares that Mr. Lowder has the right to acquire within 60 days upon the exercise of options. 97,954 shares and 260,869 limited partnership units owned by Mr. Lowder are pledged as collateral on various loans.
(8)	Includes 359,362 shares owned directly by Mr. Lowder; 6,192 shares indirectly owned by Mr. Lowder, (6,192 shares owned by THL Investments, LLC); 260,915 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 228,726 of which Mr. Lowder would have sole voting power and as to 32,189 of which Mr. Lowder would have shared voting power (32,189 owned by THL Investments, LLC); and 155,405 shares that Mr. Lowder has the right to acquire within 60 days upon the exercise of options.
(9)	Includes 18,617 shares owned directly by Mr. Nielsen; 185 shares held in a deferred compensation account; 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; and 17,823 shares that Mr. Nielsen has the right to acquire within 60 days upon the exercise of options.
(10)	Includes 2,715 shares owned directly by Mr. Norwood and 10,312 shares held in a deferred compensation account.
(11)	Includes 145,175 shares owned directly by Mr. Ripps; 18,000 shares as to which Mr. Ripps has shared voting power (18,000 shares owned by Rime, Inc.); 693,351 shares as to which Mr. Ripps has the current right to acquire upon redemption of limited partnership units; 210 shares held in a deferred compensation account; and 10,623 shares that Mr. Ripps has the right to acquire within 60 days upon the exercise of options. 138,521 shares owned by Mr. Ripps are pledged as collateral on a line of credit.
(12)	Includes 7,434 shares owned directly by Mr. Sanders; 107,000 shares that Mr. Sanders has the current right to acquire upon redemption of limited partnership units; 2,560 shares held in a deferred compensation account; and 4,000 shares of which Mr. Sanders has shared voting power, (1,300 shares Mr. Sanders has authority to vote through a power-of-attorney and 1,200 shares owned by Mr. Sanders’ spouse).
(13)	Includes 4,797 shares owned directly by Mr. Sansom and 6,307 shares held in a deferred compensation account.
(14)	Includes 3,112 shares held in a deferred compensation account.
(15)	Includes 34,320 shares owned directly by Mr. Spiegel and 17,823 shares that Mr. Spiegel has the right to acquire within 60 days upon the exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and executive officers file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and furnish us with copies of all forms filed.

To our knowledge, based solely on review of the copies of such reports furnished us and representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our directors and executive officers were completed on a timely basis.

EXECUTIVE OFFICERS

The following individuals served as our executive officers in 2013:

H. ERIC BOLTON, JR.

Mr. Bolton, age 57, is our Chairman of the Board of Directors and Chief Executive Officer. Mr. Bolton joined us in 1994 as Vice President of Development and was named Chief Operating Officer in February 1996 and promoted to President in December 1996. Mr. Bolton assumed the position of Chief Executive Officer in October 2001 and became Chairman of the Board of Directors in September 2002. Mr. Bolton was with Trammell Crow Company for more than five years, and prior to joining us was Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors.

ALBERT M. CAMPBELL, III

Mr. Campbell, age 47, is our Executive Vice President and Chief Financial Officer. Prior to his appointment as CFO on January 1, 2010, Mr. Campbell served as our Executive Vice President, Treasurer and Director of Financial Planning and was responsible for managing the funding requirements of the business to support corporate strategy. Mr. Campbell joined us in 1998 and was responsible for external reporting and financial planning. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served various finance and accounting roles with Thomas & Betts Corporation.

ROBERT J. DELPRIORE

Mr. DelPriore, age 45, is our Executive Vice President and General Counsel. Mr. DelPriore joined us in August 2013. Prior to joining MAA, Mr. DelPriore was a partner in the securities department of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and served as counsel to MAA. Mr. DelPriore joined Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in February 2008. Prior to that, Mr. DelPriore was a partner in the corporate securities group of Bass, Berry & Sims PLC.

THOMAS L. GRIMES, JR.

Mr. Grimes, age 45, is our Executive Vice President and Chief Operating Officer. Mr. Grimes was promoted to Chief Operating Officer in December 2011, having previously served as Executive Vice President and Director of Property Management. Prior to this position Mr. Grimes served us as an Operations Director over the Central and North Regions. He also served as Director of Business Development where he worked with our joint venture partners, managed our new development efforts and directed our ancillary income business. Mr. Grimes joined us in 1994.

COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY

INTRODUCTION

Our compensation discussion and analysis provides a detailed discussion of our executive compensation philosophy, objectives and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2013, who were:

Name	Title
H. Eric Bolton, Jr.	Chairman of the Board and Chief Executive Officer
Albert M. Campbell, III	Executive Vice President and Chief Financial Officer
Thomas L. Grimes, Jr.	Executive Vice President and Chief Operating Officer
Robert J. DelPriore	Executive Vice President and General Counsel

Our compensation philosophy is that compensation for all employees, including our named executive officers, should be:

•	fair and equitable when viewed both internally and externally;
•	competitive in order to attract and retain the best qualified individuals; and
•	aligned with performance.

We have designed our compensation programs to reflect each of these characteristics. Our named executive officers receive a compensation package that primarily consists of an annual base salary, annual incentive awards, and long-term incentive awards. The performance-based incentives seek to reward both short-term and long-term results and to align the interests of our executive officers and other participants with the interests of our shareholders. Generally, our long-term compensation is in the form of restricted shares of our common stock, where the majority of the opportunity is based on our total shareholder return performance. Our Board of Directors has established stock ownership guidelines of three times annual base salary for our Chief Executive Officer and two times annual base salary for our other named executive officers which acts to further align the interests of our executive officers with those of our shareholders.

2013 SAY ON PAY VOTE

As previously announced at the 2013 Annual Meeting of Shareholders, our executive officer compensation for 2012 was approved by 96% of the votes cast on the matter. The Compensation Committee and the Company considered these results to be an endorsement by shareholders of the Company’s target level and actual executive compensation.

2013 ACHIEVEMENTS AND VALUE CREATION

On October 1, 2013, we completed our merger with Colonial Properties Trust resulting in a combined company with equity market capitalization of approximately $4.9 billion and a total market capitalization of approximately $8.3 billion. We also continued to strengthen our balance sheet in 2013, issuing $350 million of public bonds through our operating partnership and expanding the capacity of our unsecured credit facility to $500 million.

We continued to recycle capital, selling nine multifamily communities, acquiring four multifamily communities and completing the development of two multifamily communities.

Our Core Funds From Operations, or Core FFO, was $4.94 per diluted share and unit which was $0.08 per share higher than the midpoint of our guidance for the full year. Total shareholder return for the year was -2.2%. While negative, our return did outperform the SNL US REIT Multifamily Index which was -4.4% for the year.

SUMMARY OF 2013 NAMED EXECUTIVE OFFICERS’ COMPENSATION

Base Salary

The following table indicates the base salaries and percent increases from the prior year for our named executive officers:

	Base Salary		Percent Increase
	2013	2012
Mr. Bolton	$525,000	$496,000	5.8%
Mr. Campbell	$325,000	$305,000	6.6%
Mr. Grimes	$325,000	$300,000	8.3%
Mr. DelPriore*	$275,000	N/A	N/A

*	Mr. DelPriore became an executive officer in August 2013.

Annual Incentive Compensation

Annual incentive compensation is intended to compensate executive officers for achieving our annual financial goals. Our named executive officers earned the following annual bonuses for 2013:

	2013 Annual Bonus Paid in 2014
	Cash Amount	Percent of 2013 Base Salary	Percent of Maximum Opportunity Earned
Mr. Bolton	$1,050,000	200%	100%
Mr. Campbell	$325,000	100%	100%
Mr. Grimes	$325,000	100%	100%
Mr. DelPriore*	$100,205	36%	100%

*	Mr. DelPriore’s bonus reflects his start of employment with MAA in August 2013.

Long Term Incentive Compensation

Equity-based plans provide for longer-term incentives that both align executive officer performance with our long-term goals and offer a retention component to the compensation package. Under our 2013 Long Term Incentive Program, or 2013 LTIP, our named executive officers received the following awards:

	Shares Issued in 2014	Vesting	Percent of Opportunity Earned
Mr. Bolton	12,353	25% each year January 2015 thru January 2018	51%
Mr. Campbell	5,088	25% each year January 2015 thru January 2018	51%
Mr. Grimes	5,088	25% each year January 2015 thru January 2018	51%
Mr. DelPriore*	N/A

*	Mr. DelPriore became an executive officer in August 2013 and was not eligible to participate in the 2013 LTIP.

SAY ON PAY RESULTS

As previously announced at the 2013 Annual Meeting of Shareholders, our executive officer compensation for 2012 was approved by over 96% of the votes cast on the matter. We believe our programs are effectively designed and working well in alignment with the interests of our shareholders and are instrumental to achieving our business strategy. In determining executive compensation for 2013, the Compensation Committee considered the overwhelming shareholder support that the “Say-on-Pay” proposal received. As a result, the Compensation Committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation and will continue to consider shareholder concerns and feedback in the future.

At the 2014 Annual Meeting of Shareholders, we will again hold an annual advisory vote to approve executive compensation (see page 62). The Compensation Committee will continue to consider the results from this year’s and future advisory votes on executive compensation, as well as feedback from shareowners throughout the course of such year.

Also as previously announced, in accordance with a majority of the votes cast at the 2011 Annual Meeting of Shareholders, we intend to hold an advisory shareholder vote on our executive compensation annually. We intend to hold an advisory vote on the frequency of such advisory votes on executive compensation at or before our 2017 Annual Meeting of Shareholders.

PAY FOR PERFORMANCE ANALYSIS

HOW PAY IS TIED TO COMPANY PERFORMANCE

Our compensation programs are designed to reward employees for producing sustainable growth, to attract and retain world-class talent and to align compensation with the long-term interests of our shareholders. The Compensation Committee strongly believes that executive compensation — both pay opportunities and pay actually realized — should be tied to our performance. The Compensation Committee views performance in two primary ways:

•	our operating performance, including results against our long-term growth targets; and
•	return to shareowners over time, both on an absolute basis and relative to other companies.

Operating Performance

We had strong financial results in 2013, as more specifically described under the heading “Management’s Discussion and Analysis” in our Annual Report on Form 10-K. Highlights for 2013 include:

•	Completed our merger with Colonial on October 1, 2013;
•	Core FFO for the year was $4.94 per diluted share and unit, a 7.2% growth over 2012;
•	Completed our inaugural unsecured public bond offering through our operating partnership, Mid-America Apartments, LP, or Operating Partnership. The Operating Partnership issued $350 million of ten year senior unsecured notes at a coupon rate of 4.3% and an issuance price of 99.047%;
•	Acquired four communities, totaling 1,137 units, during the year and sold nine communities, totaling 2,108 units;
•	A joint venture in which we had a 50% interest sold Colonial Town Park, a 450,000 square foot retail center located in Smyrna, Tennessee;
•	Completed the construction of two development communities during the year, and had five communities, containing 1,461 units, remaining under construction at the end of the year; and
•	Completed the renewal of our unsecured credit facility during the third quarter, increasing the borrowing capacity to $500 million with room for additional expansion to $800 million.

Generally accepted accounting principles, or GAAP, reconciliation for Core FFO per Share is set forth on Appendix A of this Proxy Statement.

Return to Shareholders

We have consistently returned significant value to shareholders over the long-term, based on total shareholder return. We have continuously paid a quarterly dividend since April 1994 and have never decreased our dividend rate.

The following chart shows how a $100 investment in our common stock on December 31, 2008 would have grown to $207.37 on December 31, 2013, with dividends reinvested quarterly. The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the FTSE NAREIT Equity Index prepared by the National Association of Real Estate Investment Trusts, or NAREIT. The performance chart is not necessarily indicative of future investment performance.

UNDERSTANDING MR. BOLTON’S PAY

This section provides additional detail on the rationale for Mr. Bolton’s pay.

Mr. Bolton’s Accomplishments as Chief Executive Officer

Under the leadership of Mr. Bolton, who became Chief Executive Officer in October 2001 and Chairman of the Board in September 2002, we have performed very well and delivered significant value to shareholders. In addition, the Compensation Committee believes that Mr. Bolton’s strategic vision and focus on long-term sustainable growth has laid a solid foundation for future growth. The Compensation Committee believes that Mr. Bolton’s leadership has directly contributed to the company’s strong performance over the last several years and should be appropriately rewarded.

Recent MAA Milestones

2013	Consummated the merger with Colonial, moving MAA from a total market capital of $4.6 billion to $8.6 billion

Received Upgrade to BBB by Standard & Poor's Ratings Agency

Named to S&P MidCap 400 Index

Completed first public bond offering for $350 million

Acquired multifamily properties totaling $129 million and completed development on an additional $61 million

Returned $140.7 million to shareholders in dividends

Raised annual dividend rate for 2014 to $2.92

2012	Received initial investment grade credit rating of Baa2 from Moody's Investors Service

Received initial investment grade credit rating of BBB- from Standard & Poor's Ratings Services

Acquired multifamily properties totaling $326 million and completed development on an additional $84 million

Returned $107.8 million to shareholders in dividends

Raised annual dividend rate for 2013 to $2.78

2011	Received initial investment grade credit rating of BBB from Fitch Ratings

Acquired multifamily properties totaling $379 million

Returned $92.2 million to shareholders in dividends

Raised annual dividend rate for 2012 to $2.64

Recent Compensation Committee Actions

After considering the company’s operating performance and return to shareholders, Mr. Bolton’s strong leadership and individual accomplishments, the Compensation Committee took the following actions with respect to Mr. Bolton’s 2013 compensation:

•	Base Salary: Increased base salary from $496,000 to $525,000.
•	Annual Incentive: The percent of salary opportunity awarded to Mr. Bolton for 2013 was flat from the prior year at 200%. The amount awarded reflects his personal accomplishments and continued solid performance.
•	Long-Term Equity Compensation: The total percent of salary opportunity awarded to Mr. Bolton for 2013 in the form of restricted stock awards was flat from the prior year at 300%.

Performance-based long term incentive compensation represents the majority of Mr. Bolton’s pay, as the Compensation Committee believes this element is directly aligned with the interests of our shareholders and most closely linked to accomplishing the company’s strategic vision. The amount awarded reflects the Compensation Committee’s continued confidence in Mr. Bolton’s strategic vision and leadership.

SUMMARY OF EXECUTIVE COMPENSATION PRACTICES

Our compensation philosophy is to drive and support our long-term goal of sustainable growth and total shareholder return by paying for performance, with due consideration to balancing risk and reward. By “sustainable growth” we mean investing in our long-term opportunities while meeting our short-term commitments. The main objective of our executive officer compensation program is to align the interests of our executive officers with the interests of shareholders. To achieve this alignment, we must attract and retain individuals with the appropriate expertise and leadership ability, and we must motivate and reward them to build long-term shareholder value. We and our competitors recruit from a limited pool of resources for individuals, who are highly experienced, successful and well rewarded. Accordingly, our executive officer compensation program is designed to link annual and long-term cash and stock incentives to the achievement of measurable corporate, business unit and individual performance objectives and to align executive officers’ interest with shareholder value creation. To achieve these objectives, the Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our executive officers, evaluates executive officer performance in light of those goals and sets executive officer compensation levels based on this evaluation.

The Compensation Committee generally sets executive compensation programs to be competitive with other well-managed, multi-family REITs and private real estate companies, taking into account individually each component of compensation. The Compensation Committee intends for each component and the aggregate of the compensation program to be competitive and to address the Compensation Committee’s general underlying philosophy and policies for executive officer compensation:

•	to align the financial interests of the executive officers with those of our shareholders, both in the short and long term;
•	to provide incentives for achieving and exceeding annual and long-term performance goals;
•	to attract, retain and motivate highly competent executives by providing total compensation that is competitive with compensation at other well-managed REITs and real estate companies;
•	to reward superior corporate and individual performance achieved through ethical leadership; and
•	to appropriately reward executive officers for creating long-term shareholder value and returns.

Our Compensation Committee evaluates the effectiveness of its compensation programs by reviewing our performance as a whole and the performance of individual officers. In doing so, the Compensation Committee may take into account our strategy as annually presented to our Board of Directors, the total return being delivered to our shareholders as well as the return being earned by the shareholders of our peers, our fiscal performance both annually and for longer-term periods, as well as the executive officer’s individual goals. To the extent that the Compensation Committee believes that changes to compensation programs are warranted, it will make changes to the plans as they conclude with respect to long-term incentive plans, and annually with respect to annual bonus plans.

Our compensation program is designed to reward our executive officers when they achieve our annual business goals, build shareholder value and maintain long-term careers with us. We reward these three aspects so that the team will make balanced annual and long-term decisions that result in consistent financial performance, innovation and collaboration.

Below, we summarize certain executive compensation practices, both the practices we have implemented to drive performance and the practices we have not implemented because we do not believe they would serve our shareholders’ long-term interest.

What We Do

•	Pay for performance (page 20)
•	Mitigate undue risk in compensation programs (page 31)
•	Include vesting periods on performance share awards (page 29)
•	Adopted share ownership guidelines (page 34)
•	Prohibit hedging transactions, pledging and short sales by Executive Officers or Directors (page 35)
•	Utilize an independent compensation consulting firm which provides no other services (page 34)
•	Provide reasonable post-employment/change in control provisions (page 43)
•	Adopted a clawback policy (page 35)

What We Don’t Do

*	No dividends or dividend equivalents on unearned performance shares
*	No repricing underwater stock options
*	No exchanges of underwater stock options for cash
*	No multi-year guaranteed bonuses
*	No inclusion of the value of equity awards in severance calculations
*	No evergreen provisions in equity plans

WHAT WE PAY AND WHY: ELEMENTS OF COMPENSATION

OVERVIEW

We have three elements of total direct compensation: base salary, annual incentive and long-term incentive compensation. As illustrated in the accompanying chart, in 2013, 80% of the reported named executive officers’ total direct compensation opportunity was performance-based and not guaranteed and 50% was in the form of long-term incentive compensation.

2013 Total Compensation Opportunity

*	As Mr. DelPriore joined MAA during 2013 and was not a participant in either the annual incentive plan or long-term incentive plan for 2013, his compensation is excluded from the above calculation.

Our target total direct compensation table below summarizes the levels established by our Compensation Committee with respect to salary, target bonus, and target total direct compensation. We discuss each element of the table in the narrative that follows.

		Annual Bonus Plan			2013 LTIP			Target Total
	Base Salary(1)	Potential Percent of Base Salary	Target Percent of Base Salary	Dollar Target(2)	Potential Percent of Base Salary	Target Percent of Base Salary	Dollar Target(3)
Mr. Bolton	$525,000	0% – 200%	100%	$525,000	0% – 300%	218%	$1,144,500	$2,194,500
Mr. Campbell	$325,000	0% – 100%	50%	$162,500	0% – 200%	146%	$474,500	$962,000
Mr. Grimes	$325,000	0% – 100%	50%	$162,500	0% – 200%	146%	$474,500	$962,000
Mr. DelPriore	$275,000	N/A	N/A	N/A	N/A	N/A	N/A	$275,000

(1)	These are the base salaries awarded by the Compensation Committee for 2013.
(2)	Reflects the target potential bonus payment under the Annual Bonus Plan. More information on the Annual Bonus Plan can be found in the narrative that follows.
(3)	Represents the target award under the 2013 LTIP. More information on the 2013 LTIP can be found in the narrative that follows.

The amount of past compensation, including annual bonus awards and amounts realized or realizable from prior long-term, equity-based incentives, is generally not a significant factor in the Compensation Committee’s considerations, because these awards would have been earned based on prior years’ performances. The Compensation Committee does, however, consider the timings of prior awards when reviewing the retention aspects of compensation packages.

BASE SALARY

We pay base salaries to attract talented executives and to provide a fixed base of cash compensation. Because several other elements of compensation are driven by base salary, the Compensation Committee is careful to set the appropriate level of base salary. A survey of our comparator group’s pay practices was considered in determining the salary range for each named executive officer. These ranges are used as guidelines in determining individual salaries, but there is no targeted amount in the range.

Base salaries for the named executive officers are individually determined by the Compensation Committee within the appropriate salary range after consideration of:

•	breadth, scope and complexity of the role;
•	fairness (employees with similar responsibilities, experience and historical performance are rewarded comparably) and affordability;
•	current compensation; and
•	individual and corporate performance.

We do not set the base salary of any employee, including any named executive officer, at a certain multiple of the salary of another employee.

Generally speaking, there are two situations that may warrant an adjustment to base salary:

•	Annual Merit Increases. All employees’ base salaries are reviewed annually for possible merit increases, but merit increases are not automatic or guaranteed. Any adjustments take into account the individual’s performance, responsibilities and experience, as well as fairness and external market practices.

The following table indicates the base salaries and percent increases from the prior year for our named executive officers:

	Base Salary		Percent Increase
	2013	2012
Mr. Bolton	$525,000	$496,000	5.8%
Mr. Campbell	$325,000	$305,000	6.6%
Mr. Grimes	$325,000	$300,000	8.3%
Mr. DelPriore*	$275,000	N/A	N/A

*	Mr. DelPriore became an executive officer in August 2013.

Merit increases for the named executive officers were approved in December 2012 and effective January 1, 2013. The Compensation Committee believed the increase to Mr. Bolton’s base salary was appropriate in light of the growth in size and complexity of the company and Mr. Bolton’s continued contribution to the company’s achievements and his strong leadership. The Compensation Committee believed the increases in base salary of the other named executive officers were appropriate based on the company’s strong performance and each executive’s individual achievements in 2012. For Mr. Bolton, this represented an increase of 5.8%, which the Compensation Committee felt moved Mr. Bolton towards a level that more appropriately reflected his level of experience and past performance for us and was in line with how the company approaches salary to market comparables on a company-wide basis. Mr. Campbell received an increase of 6.6%, which the Compensation Committee felt was a more appropriate reflection of Mr. Campbell’s skills and past performance for us. Mr. Grimes received an increase of 8.3%, which the Compensation Committee felt more appropriately reflected his skills, past performance for us and length of tenure in his current position.

•	Promotions or Changes in Role. Base salary may be increased to recognize additional responsibilities resulting from a change in an employee’s role or a promotion to a new position. Increases are not guaranteed for a promotion or change in role. No such increases were awarded to named executive officers in 2013.

ANNUAL INCENTIVE COMPENSATION

We pay annual incentives to drive the achievement of key business results and to recognize individuals based on their contributions to those results. The Compensation Committee believes that this feature of compensation motivates executive officers to strive to attain our annual goals. Annual incentives were determined under the 2013 Annual Incentive Program.

For 2013, total annual bonus plan opportunities were based on 2013 base salaries as follows:

	Base Salary	Percentage of 2013 Base Salary	Maximum Payment Based on 2013 Performance
Mr. Bolton	$525,000	200%	$1,050,000
Mr. Campbell	$325,000	100%	$325,000
Mr. Grimes	$325,000	100%	$325,000
Mr. DelPriore*	N/A	N/A	N/A

*	Mr. DelPriore was not a participant in the 2013 Annual Incentive Program.

The annual bonus plan for executive officers for 2013 was based on funds from operations per diluted share and unit, or FFO per Share, growth. The Compensation Committee felt it was appropriate to base the 2013 annual incentive on specific and quantifiable company performance metrics because the award is intended to reward the executive officer for achieving our corporate financial goals established for the year. When setting the goals for these performance metrics, the Compensation Committee established annual performance targets that if achieved would continue to promote the long-term health and strength of the company. In determining actual results, the Compensation Committee reserves the right to adjust FFO per

Share for items impacting the metric which were not contemplated in the original overall business strategy ratified by our Board of Directors, but which the Compensation Committee feels were in the best interest of shareholders.

The Compensation Committee approved the following payout schedule under the annual bonus plan:

Performance	FFO per Share Growth	Percent of Bonus Opportunity
Minimum Threshold	<4.0%	0%
Threshold I	4.0% – 4.49%	12.5%
Threshold II	4.5% – 4.99%	28.5%
Threshold III	5.0% – 5.49%	37.5%
Target	5.5% – 5.99%	50.0%
Target I	6.0% – 6.49%	62.5%
Target II	6.5% – 6.99%	75.0%
Target III	7.0% – 7.49%	87.5%
High	>7.49%	100%

Summary of Payments

In March 2014, the Compensation Committee met to consider the payment of bonuses under the plan. The Compensation Committee noted that the merger with Colonial had not been approved at the time the performance targets were established for the 2013 Annual Incentive Program. As a result, the Compensation Committee did not contemplate the impact of merger-related expenses on FFO per Share growth in setting the performance targets. The Compensation Committee reviewed FFO per share and determined that the expenses related to the merger with Colonial were resulting in an inconsistent comparison to 2012 results. As a result, the Compensation Committee determined to base performance growth on FFO per Share adjusted for merger expenses. FFO per Share adjusted for merger expenses for 2013 was 8.4% higher than FFO per Share for 2012, resulting in the High payout under the 2013 Annual Incentive Program. The GAAP reconciliation for FFO per Share growth as adjusted for merger expenses is set forth on Appendix A of this Proxy Statement.

Following these determinations, the Compensation Committee, and in regards to Mr. Bolton, the Board of Directors, awarded the following annual bonuses to our named executive officers for 2013:

	Base Salary	Maximum Percentage of Base Salary	Percent of Bonus Opportunity Earned	Annual Incentive Payment
Mr. Bolton	$525,000	200%	100%	$1,050,000
Mr. Campbell	$325,000	100%	100%	$325,000
Mr. Grimes	$325,000	100%	100%	$325,000
Mr. DelPriore*	N/A	N/A	N/A	N/A

*	Mr. DelPriore was not a participant in the 2013 Annual Incentive Program.

Mr. DelPriore was not a participant in the 2013 Annual Incentive Program as he joined the company in August 2013; however, the Compensation Committee felt that it was appropriate to base Mr. DelPriore’s bonus on similar aspects as the other executives as his contributions contributed to our performance for 2013. As such, in March 2014, the Compensation Committee awarded Mr. DelPriore a cash bonus of $100,205 which represented the equivalent of 100% of his 2013 base salary, adjusted on a pro-rata basis for his length of service in 2013.

LONG-TERM INCENTIVE COMPENSATION

General

We provide performance-based long-term incentive compensation to certain employees, including the named executive officers, to directly tie the interests of these individuals to the interests of our shareholders. We believe that long-term equity compensation is an important retention tool. We also encourage stock ownership which we regard as important for commitment, engagement and motivation and have adopted stock ownership guidelines for our named executive officers. In 2013, we granted long-term incentive compensation to approximately 67 employees, including the named executive officers.

Potential Value of Long Term Incentive Compensation Awarded

The Compensation Committee believes that a significant percentage of our long term incentive compensation should be performance based. The 2013 LTIP included two performance tranches. One tranche awarded shares on a sliding scale dependent upon absolute total shareholder return, or TSR, performance. The other tranche awarded shares on a sliding scale dependent on relative TSR performance. For each of the absolute TSR and relative TSR tranches, there were three performance periods during which TSR would be measured, January 1, 2013 through December 31, 2013, January 1, 2012 through December 31, 2013 and January 1, 2011 through December 31, 2013. The 2013 LTIP also included time based shares dependent on continued employment in good standing. Our CEO had the opportunity to earn up to 300% of his base salary and the remaining named executive officers (other than Mr. DelPriore, who was not a participant in the 2013 LTIP) had the opportunity to earn up to 200% of their base salary in shares of restricted stock. The following chart indicates the maximum award opportunities as a percentage of base salary:

	Absolute TSR (40% of Opportunity)			Relative TSR (40% of Opportunity)			Service Based (20% of Opportunity)	Total Potential
	1 Year	2 Year	3 Year	1 Year	2 Year	3 Year
Mr. Bolton	40%	40%	40%	40%	40%	40%	60%	300%
Other Named Executive Officers*	26%	27%	27%	26%	27%	27%	40%	200%

*	Excludes Mr. DelPriore.

The Compensation Committee sets ranges for long term incentive compensation for each of our named executive officers. A survey of our comparator group’s pay practices is considered in determining the ranges. The Compensation Committee does not target a specific percentile ranking against our comparator group.

The actual value of long term incentive compensation within such ranges awarded to each named executive officer is individually determined, at the discretion of the Compensation Committee, after considering:

•	skills, experience and time in role;
•	individual performance and potential; and
•	company performance in the prior year.

In determining the value of long term incentive compensation awards to the named executive officers in December 2012, the Compensation Committee also took into consideration, among other things, the company’s strong operating performance and return to shareholders.

Mix of Equity Vehicles

As described above, we use a mix of time vested restricted stock and performance shares when making annual long-term equity awards. Once the value of the 2013 LTIP award was determined, the Compensation Committee granted approximately 80% of the value in performance shares and 20% in time vested restricted stock. One half of the performance shares may be earned based on relative total shareholder return, or TSR, and one half of the performance shares may be earned based on absolute TSR.

The Compensation Committee believes this mix of equity vehicles strikes the appropriate balance between the achievement of performance measures (performance shares) and rewarding increases in the market value of, and dividends paid on, our common stock (time vested restricted stock).

As noted above, we currently measure performance based solely on return to shareholders. As a further pay for performance measure, we believe that an allocation of 80% of the potential award opportunity to performance shares creates an appropriate pay for performance alignment with shareholders.

Performance Shares

Performance shares provide an opportunity for employees to receive common stock if a performance measure is met for a pre-defined performance period. No outstanding performance share awards provide for the payment of dividends or dividend equivalents during the performance period. There are two types of performance shares awarded under the 2013 LTIP: performance shares based on Absolute TSR and performance shares based on Relative TSR.

The following chart shows the performance metrics for the Absolute TSR performance shares:

Performance Level	MAA TSR	Percent of Absolute TSR Opportunity Earned
High	10.00%	100%
Target	9.00% – 9.99%	66%
Threshold	8.00% – 8.99%	33%
	< 8.00%	0%

Performance shares earned in the absolute TSR category were issued on January 24, 2014 and will vest 25% on January 23, 2015, 25% on January 22, 2016, 25% on January 24, 2017 and 25% on January 24, 2018, dependent upon continued employment in good standing through each vest date.

The following chart shows the performance metrics for the relative TSR performance shares:

Performance Level	MAA TSR in excess of SNL US REIT Multifamily Index	Percent of Relative TSR Opportunity Earned
High	200 basis points	100%
Target	100 bps – 199 bps	66%
Threshold	0 bps – 99 bps	33%
	Below Index	0%

Performance shares earned in the relative TSR category were issued on January 24, 2014 and will vest 25% on January 23, 2015, 25% on January 22, 2016, 25% on January 24, 2017 and 25% on January 24, 2018, dependent upon continued employment in good standing through each vest date.

Summary of Payments

In January 2014, the company certified to the Compensation Committee that the following performance levels had been achieved:

Absolute TSR Calculations

Performance Period	Annualized TSR MAA	Percent of Opportunity Earned
January 1, 2011 through December 31, 2013	2.84%	0%
January 1, 2012 through December 31, 2013	3.02%	0%
January 1, 2013 through December 31, 2013	-1.80%	0%

Relative TSR Calculations

	Annualized TSR
Performance Period	MAA	SNL US REIT Multifamily Index	Percent of Opportunity Earned
January 1, 2011 through December 31, 2013	2.84%	2.12%	33%
January 1, 2012 through December 31, 2013	3.02%	-1.95%	100%
January 1, 2013 through December 31, 2013	-1.80%	-6.74%	100%

As a result of the performance described in the tables above, the following performance shares were awarded under the 2013 LTIP:

	Absolute TSR			Relative TSR
	1 Year	2 Year	3 Year	1 Year	2 Year	3 Year	Total Shares
Mr. Bolton	—	—	—	3,225	3,225	1,065	7,515
Mr. Campbell	—	—	—	1,298	1,348	445	3,091
Mr. Grimes	—	—	—	1,298	1,348	445	3,091
Mr. DelPriore*	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	Mr. DelPriore was not a participant in the 2013 LTIP.

Time Vested Restricted Stock

We believe that time vested restricted stock is performance-based because its value is solely tied to the Company’s stock price, which directly correlates to our shareholders’ interests. We grant restricted stock for several reasons, including:

•	restricted shares that vest over time encourage executives to focus on the long term when making decisions to enhance shareholder value;
•	declines in stock price following the grant of time vested restricted stock have a negative impact on executive pay; and
•	feedback from employees has indicated that time vested restricted stock is highly valued and is an important retention tool.

While we do not believe that restricted stock causes a focus on short-term stock price movements or leads to excessive risk-taking, our compensation policies include risk mitigation features (see page 31). We have significant share ownership requirements (see page 34) to ensure that a significant portion of executive officers’ net worth is in our common stock and therefore tied to long-term sustainable performance. Further, we do not, and have not, backdated or repriced options.

Our named executive officers were awarded the following time vested restricted shares under the 2013 LTIP:

Number of Shares
Mr. Bolton	4,838
Mr. Campbell	1,997
Mr. Grimes	1,997
Mr. DelPriore*	N/A

*	Mr. Delpriore was not a participant in the 2013 LTIP.

The shares awarded will vest 25% on January 23, 2015, 25% on January 22, 2016, 25% on January 24, 2017 and 25% on January 24, 2018, dependent upon continued employment in good standing through each vest date.

ADDITIONAL COMPENSATION ELEMENTS

Benefits

In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with the Company. The named executive officers generally participate in the same benefit plans as the broader employee population of MAA.

Employment Agreement

Mr. Bolton is our only named executive officer with an employment agreement. The material terms of his employment agreement and amounts payable are described in the “Executive Compensation” section of this Proxy Statement under the subheading “Employment Agreements and Potential Payments Upon Termination or Change in Control” on page 43.

Change of Control Contracts

Messrs. Campbell and Grimes have change of control contracts. These change in control contracts are described in the “Executive Compensation” section of this Proxy Statement under the subheading “Employment Agreements and Potential Payments Upon Termination or Change in Control” on page 43.

Deferred Compensation Plans

Messrs. Bolton, Campbell, Grimes and DelPriore are eligible to participate in the Mid-America Apartment Communities Non-Qualified Executive Deferred Compensation Retirement Plan as Amended Effective November 30, 2010, or Deferred Comp Plan. The Deferred Comp Plan is a supplemental non-qualified deferred compensation plan made available to select employees to enable them to accumulate retirement benefits without the limitations on contributions placed on the Mid-America Apartment Communities, Inc. 401(k) Savings Plan. We may, but are not obligated to, make matching contributions, up to 6% of the participant’s compensation. The deferred compensation amounts of Messrs. Bolton, Campbell, Grimes and DelPriore, and any resultant matches by the Company are considered general assets of the company and are subject to claims of the Company’s creditors.

In accordance with the Deferred Comp Plan, benefits are paid out over five years beginning on the first day following the sixth full month occurring after either death, disability or the participant’s cessation of employment.

HOW WE MAKE COMPENSATION DECISIONS

RISK CONSIDERATIONS

The Compensation Committee reviews the risks and rewards associated with our compensation programs. The programs are designed with features that mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the short term and the long term.

Management and the Compensation Committee regularly evaluate the risks involved with compensation programs and do not believe any of our compensation programs create risks that are reasonably likely to have a material adverse impact on us. In 2013, we conducted an inventory of incentive plans and programs and considered factors such as the plan metrics, number of participants, maximum payments and risk mitigation factors.

The Compensation Committee evaluates risks and rewards associated with our overall compensation philosophy and structure. Management discusses with the Compensation Committee the systems that have been put in place to identify and mitigate, as necessary, potential risks. With respect to specific elements of compensation:

•	Base salary does not encourage risk-taking as it is a fixed amount and but one component of a balanced, multi-component approach to compensation and rewards.
•	The annual incentive plan for executive officers is designed to reward achievement of short-term performance metrics. Through a combination of plan design and management procedures, undue risk-taking is mitigated. Specifically, the plan has a cap on the award for any individual and constitutes only a portion of the total direct compensation for our executive officers. The plan is also structured to be self-funding in that portions of the incentive that are based on performance measurements must be obtained after the expense of the incentive is considered.

•	Annual and quarterly incentive plans for employees other than non-executive officers are also designed to reward achievement of short-term performance metrics. Through a combination of plan design and management procedures, undue risk-taking is mitigated. Specifically, the plans are capped on the award for any individual and constitute only a portion of the total direct compensation for our employees.
•	Our long term incentive plans are based on total shareholder return and other company performance metrics over extended periods of time. The plans have caps on the award for any individual and constitute only a portion of the total direct compensation for our executive officers and the other participants.

DECISION-MAKING PROCESS AND ROLE OF EXECUTIVE OFFICERS

We believe that the levels of compensation we provide should be competitively reasonable and appropriate for our business needs and circumstances. Our approach is to consider competitive compensation practices and relevant factors rather than establishing compensation at specific benchmark percentiles. This enables us to respond to dynamics in the labor market and provides us with flexibility in maintaining and enhancing our executive officers’ engagement, focus, motivation and enthusiasm for our future.

We follow a two-phase process. In the first phase, the Compensation Committee periodically engages a compensation consultant to conduct a competitive compensation analysis. In 2011, the Compensation Committee hired a consultant to benchmark individual compensation levels and opportunities for base salary, annual bonus, long-term incentive compensation and total remuneration (salary plus bonus plus annualized value of long-term incentives) to assist in establishing compensation for 2012. The Compensation Committee did not hire a compensation consultant in 2012 to assist in evaluating compensation decisions for 2013. The Compensation Committee does not believe it is competitively reasonable or appropriate for executive compensation to be above or below a benchmark range. In the second phase, we consider many factors in determining appropriate compensation levels for each executive officer. These considerations may include:

•	our analyses of competitive compensation practices;
•	the Compensation Committee’s evaluation of the executive officers;
•	individual performance and contributions to performance goals which could include, but are not limited to funds from operations per share growth, and total shareholder return growth;
•	company performance, including comparisons to market and peer benchmarks;
•	operational management, such as project milestones and process improvements;
•	internal working and reporting relationships and our desire to encourage collaboration and teamwork among our executive officers;
•	individual expertise, skills and knowledge;
•	leadership, including developing and motivating employees, collaborating within the company, attracting and retaining employees and personal development;
•	labor market conditions, the need to retain and motivate, the potential to assume increased responsibilities and the perceived long-term value to the company; and
•	information and advice from an independent, third-party compensation consultant engaged by the Compensation Committee.

We do not have a pre-defined framework that determines which of these factors may be more or less important, and the emphasis placed on specific factors may vary among the executive officers. Ultimately, it is the Compensation Committee’s judgment of these factors along with competitive data that form the basis for determining the CEO’s compensation. The Compensation Committee and the CEO follow a similar practice to determine the basis of the other executive officers’ compensation.

While Mr. Bolton, our CEO, did participate in general meetings of the Compensation Committee in 2013, he did not participate in executive sessions nor did he participate in any discussions concerning his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the Compensation Committee with data pertinent to his and the other executive officers’ compensation. This information may from time-to-time include peer executive compensation levels, achievement of individual performance components of their annual bonus plans, or data pertinent to their annual base salary increases. The Compensation Committee utilizes this information, along with input from committee members, and, at times, outside consultants, and in the case of our CEO, input from all of the members of the Board of Directors before making final independent compensation decisions. Our CEO also provides data pertinent to the terms of our long-term incentive plans to the Compensation Committee, upon their request. At the end of any incentive or bonus plan measurement period, our CEO, along with our Corporate Secretary and/or General Counsel, prepare and present to the Compensation Committee, the preliminary results of the plan for the committee’s review and, if necessary, further evaluation and/or adjustment. All incentive plans are ultimately developed and adopted by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board of Directors, which ultimately has responsibility for approving CEO compensation.

The Compensation Committee has not awarded any stock options since 2002. When the Compensation Committee was utilizing stock options as part of the compensation package they consistently maintained a practice to award stock options only at specific times in order to avoid any claim that grants to executive officers were initiated during periods potentially advantageous to them. During its winter meeting, the Compensation Committee would grant stock options to a broad group of employees, including executive officers, in amounts determined by the Compensation Committee. These grants were effective on the day awarded by the Compensation Committee with exercise prices equal to the closing price of our common stock on the NYSE on that day. Other than the annual grants described above, the Compensation Committee only considered additional grants for new employees. These grants were made in conjunction with the hiring of the employee and after Compensation Committee approval with the exercise price being equal to the closing price of our common stock on the NYSE on the day of grant.

COMPENSATION COMPARATOR GROUP

We use a comparator group of companies when making certain compensation decisions. Our comparator group is used:

•	as an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges;
•	to benchmark the form and mix of equity awarded to employees;
•	to assess the competitiveness of total direct compensation awarded to senior executives;
•	to validate whether executive compensation programs are aligned with Company performance; and
•	as an input in designing compensation plans, benefits and perquisite programs.

While the Compensation Committee examines data about executive compensation at other comparator companies, compensation paid at other companies is not a primary factor in the decision-making process.

The comparator group companies for 2013 are listed below. There were no changes from the 2012 list of comparators:

Asset-Based Peer Group

BRE Properties, Inc.

Colonial Properties Trust

Camden Properties Trust

Essex Property Trust, Inc.

Home Properties, Inc.

Post Properties, Inc.

UDR, Inc.

Size-Based Peer Group

American Campus Communities, Inc.

Ashford Hospitality Trust, Inc.

Brookdale Senior Living, Inc.

DCT Industrial Trust, Inc.

Entertainment Properties Trust

First Industrial Realty Trust, Inc.

Highwoods Properties, Inc.

Healthcare Realty Trust, Inc.

Regency Centers Corporation

Rayonier, Inc.

Tanger Factory Outlet Centers, Inc.

Weingarten Realty Investors

Private Peer Group

Alliance Residential Company

Archstone

Berkshire Properties

Carmel Partners

Gables Residential

Hunt Companies

Irvine Company

LCOR

Simpson Housing Partners

The General Investment &
    Development Cos.

The JBG Companies

Trammell Crow Residential

WinnResidential

ROLE OF COMPENSATION CONSULTANT

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. In 2011, the Compensation Committee engaged FPL Associates LLP, or FPL, as its compensation consultant. The Compensation Committee did not engage any compensation consultant in 2012 with respect to 2013 compensation decisions.

Prior to the retention of a compensation consultant or any other external advisor, and from time to time as the Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in the New York Stock Exchange listing standards.

The Compensation Committee assessed FPL’s independence, taking into account the following factors:

•	the policies and procedures the consultant has in place to prevent conflicts of interest;
•	any business or personal relationships between the consultant and the members of the Compensation Committee;
•	any ownership of Company stock by the individuals at FPL performing consulting services for the Compensation Committee; and
•	any business or personal relationship of FPL with an executive officer of the Company.

FPL has provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the factors indicated above. The Compensation Committee believes that FPL has been independent throughout its service for the Committee and there is no conflict of interest between FPL and the Compensation Committee.

SHARE OWNERSHIP GUIDELINES

We have share ownership guidelines for our named executive officers. These guidelines are designed to align the executives’ long-term financial interests with those of shareholders. Our Board of Directors has adopted stock ownership guidelines for our named executive officers requiring Mr. Bolton to own MAA stock worth three times his annual base salary and our other named executive officers to own MAA stock worth two times their respective annual base salaries. Each executive has three years from the date he or she becomes subject to the share ownership guidelines to meet his or her target. If an executive is promoted and the target is increased, an additional three-year period is provided to meet the target. Stock options do not count toward the ownership guideline and performance shares count only after the performance criteria has been met.

All named executive officers exceed their share ownership guidelines other than Mr. DelPriore, who joined MAA in August 2013 and has until August 2016 to meet the share ownership guidelines.

TRADING CONTROLS AND HEDGING, PLEDGING AND SHORT SALE POLICIES

Executive officers, including the named executive officers, are required to receive the permission of our General Counsel (and our General Counsel is required to receive the permission of our Chief Ethics and Compliance Officer) prior to entering into any transactions in our securities. Generally, trading is permitted only during announced trading periods. Employees who are subject to trading restrictions, including the named executive officers, may enter into a trading plan under Rule 10b5-1 of the 1934 Act. These trading plans may be entered into only during an open trading period and must be approved by MAA. We require trading plans to include a waiting period and the trading plans may not be amended during their term. The named executive officer bears full responsibility if he or she violates our policy by permitting shares to be bought or sold without pre-approval or when trading is restricted.

Executive officers are prohibited from entering into hedging and short sale transactions or pledging common stock.

CLAWBACK PROVISIONS

We have adopted a clawback policy. Under this policy, if we are required to prepare an accounting restatement, the Compensation Committee may require our executive officers to repay to MAA any portion of incentive compensation paid in the preceding three years that would not have been paid if such compensation had been determined based on the financial results reported in the restated financial statement.

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits publicly traded companies from taking a tax deduction for compensation in excess of $1 million paid to the chief executive officer or any of its three other most highly compensated executive officers (other than the chief financial officer) for any fiscal year, who are referred to as “covered employees” under Section 162(m). Certain “performance-based compensation” is excluded from this $1 million cap. The Company believes, however, that because of the structure of the Company and its affiliates, it does not have “covered employees” whose compensation is subject to the $1 million deduction limit under Section 162(m). Since the Company qualifies as a REIT under the Internal Revenue Code and is generally not subject to Federal income taxes, the payment of compensation that fails to satisfy the requirements of Section 162(m) would not have a material adverse consequence to the Company, provided the Company continues to distribute 100% of its taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax expense as dividend income. Any such compensation allocated to the Company's taxable REIT subsidiaries whose income is subject to federal income tax would result in an increase in income taxes due to the inability to deduct such compensation. Although the Company is mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, the Company nevertheless reserves the right to structure the compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

CONCLUSION

The Compensation Committee believes that our executive leadership is a key element to our success and that the compensation package offered to the executive officers is a key element in attracting, retaining and motivating the appropriate personnel.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that are reflective of the talent and success of the individuals being compensated, and with the inclusion of additional compensation directly tied to performance, the Compensation Committee believes executive compensation will be sufficiently comparable to its industry peers to allow us to retain our key personnel at costs which are appropriate for MAA.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Mid-America Apartment Communities, Inc. has reviewed and discussed with management the information contained in the Compensation Discussion & Analysis section of this Proxy Statement and recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement and our Annual Report on Form 10-K.

COMPENSATION COMMITTEE:
Philip W. Norwood (Chairman)
Ralph Horn
William B. Sansom

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers. Values for stock and option awards represent full grant date fair value in accordance with FASB ASC Topic 718 and appear in the year of the grant. These values represent the total expense that we expect to recognize over time related to the plan, but due to performance and employment requirements, as well as vesting schedules, they may or may not represent the value or timing of stock as recognized by the named executive officers under the respective stock or option plan. For information on actual shares issued to named executive officers through stock and option plans, please see the footnotes to this table and the Outstanding Equity Awards table found later in this Proxy Statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(14)	Total ($)
H. Eric Bolton, Jr. CEO (all years)	2013	$523,884	$500	$913,565	(4)	$1,050,000	(13)	$15,717	$2,503,666
	2012	$494,879	$500	$248,000	(5)	$992,000		$14,846	$1,750,225
	2011	$459,350	$500	$349,168	(6)	$729,455		$33,459	$1,571,932
Albert M. Campbell, III EVP and CFO (all years)	2013	$324,231	$500	$350,216	(7)	$325,000	(13)	$19,234	$1,019,181
	2012	$303,136	$500	$103,700	(8)	$305,000		$15,317	$727,653
	2011	$244,246	$500	$118,256	(9)	$200,426		$7,039	$570,467
Robert J. DelPriore EVP and General Counsel	2013	$87,788	$100,205	$—		$—		$635	$188,628
Thomas L. Grimes, Jr. EVP and COO (2013 and 2012) EVP and Director of Property Management Operations (2011)	2013	$324,038	$500	$348,929	(10)	$325,000	(13)	$10,082	$1,008,549
	2012	$297,813	$500	$102,000	(11)	$300,000		$9,320	$709,633
	2011	$233,919	$500	$117,517	(12)	$147,218		$6,829	$505,983

(1)	Represents salary actually paid during the calendar year indicated. This value may vary slightly from the base salary awarded by the Compensation Committee depending upon when our Compensation Committee awards current year salaries and because our payroll is paid every two weeks and may carryover a calendar year end.
(2)	For all named executive officers other than Mr. DelPriore, represents an annual holiday bonus paid to all employees based on length of service. For Mr. DelPriore, represents a pro rata portion of the annual incentive award Mr. DelPriore would have received if he had been a participant in the 2013 Annual Incentive Program.
(3)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, please refer to Stock Based Compensation in our audited financial statements in our Annual Report on Form 10-K for the indicated fiscal year.
(4)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2013 Long Term Incentive Plan. The total maximum value Mr. Bolton could have been awarded under the 2013 Long Term Incentive Plan was $1,575,000. Mr. Bolton was awarded a total of 12,353 shares under this plan on January 24, 2014. No additional awards will be made under this plan. The amount also includes the 3,659 shares of restricted stock that was awarded to Mr. Bolton as a portion of his annual bonus for 2012 for which the full grant date fair value in accordance with FASB ASC Topic 718 was $247,970, as the shares were granted and issued on March 12, 2013.
(5)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2012 Long Term Incentive Plan. The total maximum value Mr. Bolton could have been awarded under the 2012 Long Term Incentive Plan was $1,488,000. Mr. Bolton was awarded 4,726 shares under the time based share tranche of this plan on January 10, 2013. No additional awards will be made under this plan. The amount does not include the 3,659 shares of restricted stock that was awarded to Mr. Bolton as a portion of his annual bonus for 2012 for which the full grant date fair value in accordance with FASB ASC Topic 718 was $247,970.43, as the shares were not granted and issued until March 12, 2013.

(6)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2011 Long Term Incentive Plan. The total maximum value Mr. Bolton could have been awarded under the 2011 Long Term Incentive Plan was $655,953. Mr. Bolton was awarded 1,368 shares under the FFO per Share tranche of this plan on March 1, 2012. No additional awards will be made under this plan.
(7)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2013 Long Term Incentive Plan. The total maximum value Mr. Campbell could have been awarded under the 2013 Long Term Incentive Plan was $650,000. Mr. Campbell was awarded a total of 5,088 shares under this plan on January 24, 2014. No additional awards will be made under this plan. The amount also includes the 1,125 shares of restricted stock that was awarded to Mr. Campbell as a portion of his annual bonus for 2012 for which the full grant date fair value in accordance with FASB ASC Topic 718 was $76,241, as the shares were granted and issued on March 12, 2013.
(8)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2012 Long Term Incentive Plan. The total maximum value Mr. Campbell could have been awarded under the 2012 Long Term Incentive Plan was $610,000. Mr. Campbell was awarded 1,938 shares under the time based share tranche of this plan on January 10, 2013. No additional awards will be made under this plan. The amount does not include the 1,125 shares of restricted stock that was awarded to Mr. Campbell as a portion of his annual bonus for 2012 for which the full grant date fair value in accordance with FASB ASC Topic 718 was $76,241.25, as the shares were not granted and issued until March 12, 2013.
(9)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2011 Long Term Incentive Plan. The total maximum value Mr. Campbell could have been awarded under the 2011 Long Term Incentive Plan was $208,093. Mr. Campbell was awarded 651 shares under the FFO per Share tranche of this plan on March 1, 2012. No additional awards will be made under this plan.
(10)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2013 Long Term Incentive Plan. The total maximum value Mr. Grimes could have been awarded under the 2013 Long Term Incentive Plan was $650,000. Mr. Grimes was awarded a total of 5,088 shares under this plan on January 24, 2014. No additional awards will be made under this plan. The amount also includes the 1,106 shares of restricted stock that was awarded to Mr. Grimes as a portion of his annual bonus for 2012 for which the full grant date fair value in accordance with FASB ASC Topic 718 was $74,954, as the shares were granted and issued on March 12, 2013.
(11)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2012 Long Term Incentive Plan. The total maximum value Mr. Grimes could have been awarded under the 2012 Long Term Incentive Plan was $600,000. Mr. Grimes was awarded 1,906 shares under the time based share tranche of this plan on January 10, 2013. No additional awards will be made under this plan. The amount does not include the 1,106 shares of restricted stock that was awarded to Mr. Grimes as a portion of his annual bonus for 2012 for which the full grant date fair value in accordance with FASB ASC Topic 718 was $74,953.62, as the shares were not granted and issued until March 12, 2013.
(12)	Represents the grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant for the entire 2011 Long Term Incentive Plan. The total maximum value Mr. Grimes could have been awarded under the 2011 Long Term Incentive Plan was $206,794. Mr. Grimes was awarded 647 shares under the FFO per Share tranche of this plan on March 1, 2012. No additional awards will be made under this plan.
(13)	Represents the cash bonus paid under the 2013 Annual Incentive Program for executive officers as awarded by the Compensation Committee on March 20, 2014.
(14)	All other compensation consists of matching company contributions to the Mid-America Apartment Communities Non-Qualified Executive Deferred Compensation Retirement Plan and the Mid-America Apartment Communities, Inc. 401(k) Savings Plan.

Grants of Plan Based Awards

The following table summarizes grants of plan-based awards made to our executive officers for 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All other Stock Awards: Number of Shares of Stock or units(2) (#)	Grant Date Fair Value of Stock and Option Awards (#)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Bolton CEO	3/12/2013	$131,250	$525,000	$1,050,000				3,659	$247,970
	1/2/2013				11,228	17,612	24,188		$665,595
Mr. Campbell EVP, CFO	3/12/2013	$40,625	$162,500	$325,000				1,125	$76,241
	1/2/2013				4,635	7,271	9,983		$273,975
Mr. Grimes EVP, COO	3/12/2013	$40,625	$162,500	$325,000				1,106	$74,954
	1/2/2013				4,635	7,271	9,983		$273,975

(1)	The actual shares earned under the 2013 Long Term Incentive Plan were 12,353, 5,088 and 5,088 for Messrs. Bolton, Campbell and Grimes, respectively. The shares were issued on January 24, 2014.
(2)	On March 12, 2013, the Compensation Committee, and in regards to Mr. Bolton the Board of Directors, determined to apply a 25% discretionary modifier to the bonus opportunity earned under the 2012 annual bonus plan and granted the issuance of that value in shares of restricted stock. The shares of restricted stock were issued on March 12, 2013 and will vest equally on an annual basis over four years beginning on January 10, 2014.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of non-fully vested outstanding equity awards held by each of our executive officers as of December 31, 2013. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting features. Please refer to the footnotes of the table for further details.

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Bolton CEO	483	(1)	$29,337
	5,804	(2)	$352,535
	4,726	(3)	$287,057
	3,659	(4)	$222,248
	12,353	(5)	$750,321
Mr. Campbell EVP, CFO	189	(6)	$11,480
	1,136	(7)	$69,001
	1,938	(8)	$117,714
	1,125	(9)	$68,333
	5,088	(10)	$309,045
Mr. DelPriore EVP, General Counsel	—		$—
Mr. Grimes EVP, COO	202	(11)	$12,269
	1,213	(12)	$73,678
	1,906	(13)	$115,770
	1,106	(14)	$67,178
	5,088	(15)	$309,045

(1)	On July 1, 2008, Mr. Bolton was granted 1,935 shares of restricted common stock in conjunction with the annual program under the MAA’s 2008 Plan. The plan allowed for early vesting if certain performance measures were met. The early vesting requirements were not met, so the shares will vest equally on an annual basis beginning January 3, 2011 and ending on January 2, 2014, contingent upon Mr. Bolton’s continued employment. No additional shares can be earned under the 2008 Plan.
(2)	On January 3, 2012, Mr. Bolton was granted 7,739 shares of restricted common stock in conjunction with the three year program under MAA’s 2008 Plan. The shares will vest equally on an annual basis beginning January 2, 2013 and ending on January 4, 2016, contingent upon Mr. Bolton’s continued employment. No additional shares can be earned under the 2008 Plan.
(3)	On January 10, 2013, Mr. Bolton was granted 4,726 shares of restricted common stock in conjunction with MAA’s 2012 LTIP. The shares will vest equally on an annual basis beginning January 10, 2014 and ending on January 10, 2017. No additional shares can be earned under the 2012 LTIP.
(4)	On March 12, 2013, Mr. Bolton was granted 3,659 shares of restricted common stock in conjunction with the 2012 Annual Bonus Grant. The shares will vest equally on an annual basis beginning January 10, 2014 and ending on January 10, 2017. No additional shares can be earned in conjunction with the 2012 Annual Bonus Grant.
(5)	On January 24, 2014, Mr. Bolton was granted 12,353 shares of restricted common stock in conjunction with the 2013 Long Term Incentive Plan. The shares will vest equally on an annual basis beginning January 23, 2015 and ending January 24, 2018.
(6)	On July 1, 2008, Mr. Campbell was granted 758 shares of restricted common stock in conjunction with the annual program under MAA’s 2008 Plan. The plan allowed for early vesting if certain performance measures were met. The early vesting requirements were not met so the shares will vest equally on an annual basis beginning January 3, 2011 and ending on January 2, 2014, contingent upon Mr. Campbell’s continued employment. No additional shares can be earned under the 2008 Plan.
(7)	On January 3, 2012, Mr. Campbell was granted 1,515 shares of restricted common stock in conjunction with the three year program under MAA’s 2008 Plan. The shares will vest equally on an annual basis beginning January 2, 2013 and ending on January 4, 2016, contingent upon Mr. Campbell’s continued employment. No additional shares can be earned under the 2008 Plan.
(8)	On January 10, 2013, Mr. Campbell was granted 1,938 shares of restricted common stock in conjunction with MAA’s 2012 LTIP. The shares will vest equally on an annual basis beginning January 10, 2014 and ending on January 10, 2017. No additional shares can be earned under the 2012 LTIP.
(9)	On March 12, 2013, Mr. Campbell was granted 1,125 shares of restricted common stock in conjunction with the 2012 Annual Bonus Grant. The shares will vest equally on an annual basis beginning January 10, 2014 and ending on January 10, 2017. No additional shares can be earned in conjunction with the 2012 Annual Bonus Grant.
(10)	On January 24, 2014, Mr. Campbell was granted 5,088 shares of restricted common stock in conjunction with the 2013 Long Term Incentive Plan. The shares will vest equally on an annual basis beginning January 23, 2015 and ending January 24, 2018.
(11)	On July 1, 2008, Mr. Grimes was granted 809 shares of restricted common stock in conjunction with the annual program under MAA’s 2008 Plan. The plan allowed for early vesting if certain performance measures were met. The early vesting requirements were not met so the shares will vest equally on an annual basis beginning January 3, 2011 and ending on January 2, 2014, contingent upon Mr. Grimes’ continued employment. No additional shares can be earned under the 2008 Plan.
(12)	On January 3, 2012, Mr. Grimes was granted 1,618 shares of restricted common stock in conjunction with the three year program under MAA’s 2008 Plan. The shares will vest equally on an annual basis beginning January 2, 2013 and ending on January 4, 2016, contingent upon Mr. Grime’s continued employment. No additional shares can be earned under the 2008 Plan.
(13)	On January 10, 2013, Mr. Grimes was granted 1,906 shares of restricted common stock in conjunction with MAA’s 2012 LTIP. The shares will vest equally on an annual basis beginning January 10, 2014 and ending on January 10, 2017. No additional shares can be earned under the 2012 LTIP.
(14)	On March 12, 2013, Mr. Grimes was granted 1,106 shares of restricted common stock in conjunction with the 2012 Annual Bonus Grant. The shares will vest equally on an annual basis beginning January 10, 2014 and ending on January 10, 2017. No additional shares can be earned in conjunction with the 2012 Annual Bonus Grant.

(15)	On January 24, 2014, Mr. Grimes was granted 5,088 shares of restricted common stock in conjunction with the 2013 Long Term Incentive Plan. The shares will vest equally on an annual basis beginning January 23, 2015 and ending January 24, 2018.

Option Exercise and Stock Vested

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our named executive officers as a result of each such occurrence during 2013. None of our named executive officers hold any stock options. Accordingly, no options were exercised in 2013 by our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mr. Bolton CEO	484	$31,518
	1,935	$126,007
	684	$47,805
Mr. Campbell EVP, CFO	189	$12,308
	379	$24,680
	318	$21,863
	325	$22,714
Mr. DelPriore EVP, General Counsel	—	$—
Mr. Grimes EVP, COO	202	$13,154
	405	$26,374
	316	$21,725
	323	$22,574

(1)	The shares represented in this column vested from the following plans:

Plan	ASC 718 Grant Date	Stock Issue Date	Total Shares Granted	Shares Vested in 2013	Remaining Unvested Shares	Vesting Schedule
2008 Plan: Annual Program
Mr. Bolton	7/1/2008	7/1/2008	1,935	484	483	25% annually beginning 1/3/2011
Mr. Campbell	7/1/2008	7/1/2008	758	189	189	25% annually beginning 1/3/2011
Mr. Grimes	7/1/2008	7/1/2008	809	202	202	25% annually beginning 1/3/2011
2008 Plan: Three Year Program
Mr. Bolton	7/1/2008	1/3/2012	7,739	1,935	5,804	25% annually beginning 1/2/2013
Mr. Campbell	7/1/2008	1/3/2012	1,515	379	1,136	25% annually beginning 1/2/2013
Mr. Grimes	7/1/2008	1/3/2012	1,618	405	1,213	25% annually beginning 1/2/2013
2010 Executive Restricted Stock Plan
Mr. Campbell	3/23/2010	3/23/2010	956	318	—	33.33% vest annually beginning 3/23/2011
Mr. Grimes	3/23/2010	3/23/2010	950	316	—	33.33% vest annually beginning 3/23/2011
2011 LTIP
Mr. Bolton	1/1/2011	3/1/2012	1,368	684	—	50% vest annually beginning 3/1/2012
Mr. Campbell	1/1/2011	3/1/2012	651	325	—	50% vest annually beginning 3/1/2012
Mr. Grimes	1/1/2011	3/1/2012	647	323	—	50% vest annually beginning 3/1/2012
(2)	The value realized on vesting represents the number of shares vesting multiplied by the closing stock price on the day of vest.

Non-Qualified Deferred Compensation

We adopted the Mid-America Apartment Communities Non-Qualified Executive Deferred Compensation Retirement Plan, or Nonqualified Plan, for certain employees who do not participate in the Mid-America Apartment Communities, Inc. 401(k) Savings Plan. Under the terms of the Nonqualified Plan, our executive officers may elect to defer a percentage of their compensation and we may match a portion of their salary deferral. The plan is designed so that the employees’ deferrals and matching contributions under the non-qualified plan may be deemed invested in the same mutual funds offered in the Mid-America Apartment Communities, Inc. 401(k) Savings Plan to the extent possible. The mutual funds and respective rate of returns available for investment in the Nonqualified Plan for 2013 are indicated in the below table:

Name of Fund	2013 Rate of Return
American Funds High-Income Trust R3 Fund – RITCX	6.07%
PIMCO Total Return R Fund – PTRRX	-2.55%
Principal LifeTime Strategic Income Inst Fund – PLSIX	5.39%
Principal LifeTime 2010 Inst Fund – PTTIX	10.93%
Principal LifeTime 2015 Inst Fund – LTINX	13.51%
Principal LifeTime 2020 Inst Fund – PLWIX	15.90%
Principal LifeTime 2025 Inst Fund – LTSTX	17.50%
Principal LifeTime 2030 Inst Fund – PMTIX	19.26%
Principal LifeTime 2035 Inst Fund – LTIUX	20.97%
Principal LifeTime 2040 Inst Fund – PTDIX	22.36%
Principal LifeTime 2045 Inst Fund – LTRIX	23.04%
Principal LifeTime 2050 Inst Fund – PPLIX	23.81%
Principal LifeTime 2055 Inst Fund – LTFIX	23.79%
Equity Income R5 Fund – PEIQX	26.87%
LargeCap S&P 500 Index R5 Fund – PLFPX	31.79%
LargeCap Growth I R5 Fund – PPUPX	36.37%
RidgeWorth Mid-Cap Value Equity A Fund – SAMVX	30.89%
MidCap S&P 400 Index R5 Fund – PMFPX	32.84%
Wells Fargo Advantage Discovery A Fund – WFDAX	42.44%
American Beacon Small Cap Value Advisor Fund – AASSX	39.39%
SmallCap S&P 600 Index R5 Fund – PSSPX	40.63%
Prudential Jennison Small Company A Fund – PGOAX	34.24%
Neuberger Berman Real Estate R3 Fund – NRERX	0.33%
Oppenheimer Developing Markets A Fund – ODMAX	8.35%
American Funds EuroPacific Growth R3 Fund – RERCX	19.79%
Columbia Acorn International A Fund – LAIAX	22.00%

Distributions from the plan are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. The following table discloses the participation of named executive officers in the Nonqualified Plan in 2013:

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Mr. Bolton CEO	$31,433	$15,717	$273,859	$—	$1,755,431
Mr. Campbell EVP, CFO	$53,773	$19,234	$23,847	$—	$163,261
Mr. DelPriore EVP, General Counsel	$1,269	$635	$—	$—	$1,904
Mr. Grimes EVP, COO	$26,000	$10,082	$14,968	$—	$104,425

Employment Agreements and Potential Payments Upon Termination or Change in Control

Mr. Bolton had an employment agreement during 2013 that he entered into in 2008, which outlines the compensation he will receive. The employment agreement: (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; and (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or suffers a constructive termination of his employment in the absence of a change of control, we will pay Mr. Bolton all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or restricted stock granted to Mr. Bolton shall become fully vested and exercisable in accordance with the terms on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or constructive termination. In this scenario, our current equity plans allow for the full vesting of any earned stock options and restricted stock as defined by each individual plan.

If Mr. Bolton is terminated without cause, suffers a constructive termination in anticipation of, on, or within three years after a change in control, or elects to terminate his employment for any reason within thirty days after either a change of control event or the one year anniversary of a change in control event, he is entitled to receive a payment equal to the sum of two and  99/100 (2.99) times his annual base salary in effect on the date of termination plus two and  99/100 (2.99) times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of the executive’s planned retirement date, the maximum change of control payment would be the base salary and bonus payable to executive through the anticipated date of retirement. To the extent that an excise tax on excess parachute payments will be imposed on Mr. Bolton under Section 4999 of the Internal Revenue Code as a result of such payment, we will pay him an additional amount sufficient to reimburse him for taxes imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code. In addition, all stock options and restricted stock granted to Mr. Bolton shall become fully vested and exercisable in accordance with the terms on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change of control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change of control.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton not to have an interest in a competitor either as an owner or an employee within 5 miles of a property owned by us at the time of a change of control termination for the period of two years.

Messrs. Campbell and Grimes have change of control contracts that they originally entered into in December 1999, which outline the compensation they will receive under certain change of control scenarios. In 2008, Messrs. Campbell and Grimes entered into amended and restated change of control contracts with materially similar terms to the original agreements but were amended to bring the contracts in compliance with Section 409A of the Internal Revenue Code.

Each change of control contract provides that in the event of a change of control termination, each of Messrs. Campbell and/or Grimes, is entitled to receive a payment equal to the sum of two and  99/100 (2.99) times his annual base salary in effect on the date of termination plus two and  99/100 (2.99) times his average annual cash bonus paid during the two immediately preceding fiscal years. To the extent that an excise tax on excess parachute payments will be imposed on Messrs. Campbell and/or Grimes under Section 4999 of the Internal Revenue Code as a result of such payment, we will pay him an additional amount sufficient to reimburse him for taxes imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code. In addition, all stock options and restricted stock granted to Messrs. Campbell and/or Grimes shall become fully vested and exercisable in accordance with the terms on the termination date. Alternatively, Messrs. Campbell and/or Grimes may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change of control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. Finally, we will pay Messrs. Campbell and/or Grimes all legal fees incurred by him in connection with the change of control. The change of control contracts also require that Messrs. Campbell and/or Grimes may not have an interest in a competitor either as an owner or an employee within 5 miles of a property owned by MAA at the time of a change of control termination for the period of two years.

Calculation of Benefits.  The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the named executive officers in each of the circumstances described above. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	The date of termination is December 31, 2013;
•	The annual salary at the time of termination equals the 2013 base salary as established by the Compensation Committee for each executive officer;
•	There is no accrued and unpaid salary; and
•	There is no unpaid reimbursement for expenses incurred prior to the date of termination.

Termination due to death, disability, or without cause in the absence of a change of control:

Name	Salary	Annual Bonus	Options	Stock Plans(1)	Taxes(2)
Mr. Bolton CEO	$525,000	$1,050,000	$—	$891,177	$—

Termination without cause in anticipation of, on, or within three years after a change in control:

Name	Salary	Annual Bonus	Options	Stock Plans(1)	Taxes(2)
Mr. Bolton CEO	$1,569,750	$2,573,575	$—	$891,177	$—
Mr. Campbell EVP and CFO	$971,750	$755,612	$—	$266,527	$406,674
Mr. Grimes EVP and COO	$971,750	$668,591	$—	$268,896	$374,256

(1)	Amounts represent unvested restricted shares as of December 31, 2013, at the closing stock price on December 31, 2013.
(2)	Amounts represent the reimbursement amount to each executive officer for taxes imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code.

Compensation Risks

We believe that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the company. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation do not encourage management to assume excessive risks.

The Compensation Committee, with input from independent compensation consultants, extensively reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded that the long-term nature of incentive plans tied to total shareholder return or other performance measurements discouraged excessive short-term risk taking. The Compensation Committee also determined that the capped nature of the long-term incentive plans would serve to discourage excessive or inappropriate risk taking in the long term. The Compensation Committee feels there is an appropriate mix of compensation elements to minimize any risk taking by executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As of December 31, 2013, the Compensation Committee consisted of Philip W. Norwood, as Chairman, Ralph Horn, Claude B. Nielsen and William B. Sansom. None of the current members of the Compensation Committee is or was an officer or employee of the company. During 2013, none of our named executive officers served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION TABLE

As part of their analysis, consultants hired by the Compensation Committee to advise on executive officer compensation programs also review our director compensation programs and offer the Compensation Committee guidance to ensure director compensation programs are appropriate. Directors who are our employees do not receive additional remuneration for serving as directors. In 2013, each non-employee director received $35,000 on an annual basis for serving on our Board of Directors. To compensate for their additional duties, the Audit Committee chairman received an additional $15,000, the Compensation Committee chairman received an additional $12,500 and the Nominating and Corporate Governance Committee chairman received an additional $7,500. Directors also received $1,500 for attending in person a meeting of the Board of Directors or a committee meeting not held in conjunction with a Board of Directors meeting, and $1,000 for attending by telephone a meeting of the Board of Directors or a committee meeting not held in conjunction with a Board of Directors meeting. In accordance with our Non-Qualified Deferred Compensation Plan For Outside Company Directors, the directors have the option of having phantom stock issued into a deferred compensation account in lieu of receiving cash. If directors choose to defer their compensation in this manner, the stock is then issued in two annual installments either in shares of our common stock or in a cash equivalent upon the director’s retirement from the Board of Directors.

Non-employee directors also received the equivalent of $60,000 worth of shares of our restricted common stock upon their election to our Board of Directors in May 2013. The shares vest on the first anniversary of the date of the Annual Meeting of Shareholders at which the grant was made. At the discretion of the Compensation Committee, new directors appointed to our Board of Directors mid-term may receive a pro-rata grant of restricted stock based on the amount of time until the next Annual Meeting of Shareholders.

The table below represents the compensation earned by each non-employee director during 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)
Alan B. Graf, Jr.	$71,520	$59,952	$—	$—	$—	$50,307	$181,779
John S. Grinalds	$29,986	$—	$—	$—	$—	$44,116	$74,102
Ralph Horn	$60,517	$59,952	$—	$—	$—	$65,520	$185,989
James K. Lowder	$12,750	$29,987	$—	$—	$—	$—	$42,737
Thomas H. Lowder	$12,750	$29,987	$—	$—	$—	$—	$42,737
Claude B. Nielsen	$11,207	$29,987	$—	$—	$—	$—	$41,194
Philip W. Norwood	$65,507	$59,952	$—	$—	$—	$26,223	$151,682
Harold W. Ripps	$12,722	$29,987	$—	$—	$—	$—	$42,709
W. Reid Sanders	$57,985	$59,952	$—	$—	$—	$5,435	$123,372
William B. Sansom	$51,035	$59,952	$—	$—	$—	$15,758	$126,745
Gary Shorb	$58,520	$59,952	$—	$—	$—	$5,820	$124,292
John W. Spiegel	$13,750	$29,987	$—	$—	$—	$—	$43,737

(1)	This column represents annual director fees, meeting fees and chairmen fees regardless of whether they were paid as cash or deferred by the director and issued as phantom stock in Mid-America’s Non-qualified Deferred Compensation Plan For Outside Company Directors.
(2)	This column represents the full grant date fair value in accordance with FASB ASC Topic 718 in the year of the grant. The restricted common stock awards that were granted in 2013 include the following grants:

Name	Date of Grant	Price of Grant	Number of Shares	Vesting Schedule	2013 ASC 718 Expense	Full Grant Date Fair Value
Alan B. Graf, Jr.	5/21/2013	$74.29	807	100% on May 21, 2014	$36,779	$59,952
Ralph Horn	5/21/2013	$74.29	807	100% on May 21, 2014	$36,779	$59,952
James K. Lowder	12/3/2013	$60.58	495	100% on May 21, 2014	$2,383	$29,987
Thomas H. Lowder	12/3/2013	$60.58	495	100% on May 21, 2014	$2,383	$29,987
Claude B. Nielsen	12/3/2013	$60.58	495	100% on May 21, 2014	$2,383	$29,987
Philip W. Norwood	5/21/2013	$74.29	807	100% on May 21, 2014	$36,779	$59,952
Harold W. Ripps	12/3/2013	$60.58	495	100% on May 21, 2014	$2,383	$29,987
W. Reid Sanders	5/21/2013	$74.29	807	100% on May 21, 2014	$36,779	$59,952
William B. Sansom	5/21/2013	$74.29	807	100% on May 21, 2014	$36,779	$59,952
Gary Shorb	5/21/2013	$74.29	807	100% on May 21, 2014	$36,779	$59,952
John W. Spiegel	12/3/2013	$60.58	495	100% on May 21, 2014	$2,383	$29,987

(3)	This column represents the dividend reinvestment shares acquired in MAA’s Non-Qualified Deferred Compensation Plan For Outside Company Directors during the year.

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2013 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with Ernst & Young LLP their independence from the company and its management.

The Audit Committee has received both management’s and the independent registered public accountant’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and the independent registered public accountants such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Alan B. Graf, Jr. (Chairman)
W. Reid Sanders
Gary Shorb
John W. Spiegel

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm effective October 31, 2005, for the years ended December 31, 2013 and 2012. Audit Related Fees consists of services performed and expenses incurred specifically pertaining to our merger with Colonial, including an audit of Colonial, various registration statements for capital market-related filings, and due diligence support. Tax Fees consists of services performed and expenses incurred relating to tax return preparation and compliance, tax-related due diligence support for our merger with Colonial, and special projects including modeling and planning related to our operating partnership, legal entity structure and cost segregation analysis.

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2013	$1,790,315	$1,301,652	$1,420,008	$1,995	$4,513,970
2012	$1,748,512	$—	$—	$1,995	$1,750,507

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all new services since that time.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors proposes that H. Eric Bolton, Jr., Alan B. Graf, Jr., Ralph Horn, James K. Lowder, Thomas H. Lowder, Claude B. Nielsen, Philip W. Norwood, Harold W. Ripps, W. Reid Sanders, William B. Sansom, Gary Shorb, and John W. Spiegel, all of whom are currently serving as directors, be elected for a term of one year or until their successors are duly elected and qualified. We have no reason to believe that any nominee for Director will not agree or be available to serve as a director if elected. However, should any nominee become unable or unwilling to serve, the proxies may be voted for a substitute nominee or to allow the vacancy to remain open until filled by our Board of Directors. The presence of a quorum at the Annual Meeting, either in person or by written proxy, and the cast of more “For” votes than votes cast “Against” for each nominee are necessary at the meeting to elect a nominee as a director.

Our Board of Directors believes that it is necessary for our directors to possess a variety of background and skills in order to provide a broad voice of experience and leadership. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of our Board of Directors and searches for candidates that fill any current or anticipated future gap. When considering new directors, the Nominating and Corporate Governance Committee considers the amount of business management and education of a candidate, industry knowledge, conflicts of interest, public company experience, integrity and ethics, and commitment to the goal of maximizing shareholder value. The Nominating and Corporate Governance Committee does not have a policy about diversity, but does seek to provide our Board of Directors with a depth of experience and differences in viewpoints and skills. In considering candidates for our Board of Directors, the Nominating and Corporate Governance Committee considers both the entirety of each candidate’s credentials and the current and potential future needs of our Board of Directors. With respect to the nomination of continuing directors for re-election, the individual’s contributions to our Board of Directors are also considered.

All our directors bring unique skills to our Board of Directors, integrity, high ethical standards and a dedication to representing our shareholders. Furthermore, all of our directors live in states in which we currently have real estate investments. This provides them with geographic expertise related to our portfolio footprint. Certain individual qualifications and skills of our directors that contribute to our Board of Directors’ effectiveness as a whole are described below.

Information regarding each of the nominees for director is set forth below. Directors’ ages are given as of the date of this Proxy Statement.

NOMINEES FOR ELECTION

Terms will expire at the 2015 Annual Meeting

H. ERIC BOLTON, JR.

Mr. Bolton, age 57, has served as a director since February 1997. Mr. Bolton is our Chairman of the Board of Directors and Chief Executive Officer. Mr. Bolton joined us in 1994 as Vice President of Development and was named Chief Operating Officer in February 1996 and promoted to President in December 1996. Mr. Bolton assumed the position of Chief Executive Officer following the planned retirement of George E. Cates in October 2001 and became Chairman of the Board of Directors in September 2002. Mr. Bolton was with Trammell Crow Company for more than five years, and prior to joining us was Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors. The public company and registered investment company boards on which Mr. Bolton has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
2013	Current	EastGroup Properties
2008	2010	Interstate Hotels and Resorts, Inc.

Key Attributes, Experiences and Skills:  Mr. Bolton brings to our Board ethical, decisive and effective leadership, extensive business and operating experience, and a tremendous knowledge of our company and the multi-family real estate industry. Mr. Bolton’s service on the Board of Governors of NAREIT and the Executive Committee of the National Multifamily Housing Council adds additional depth to his REIT and Apartment experience and knowledge. In addition, Mr. Bolton offers his broad strategic vision for our company. Mr. Bolton's service as our Chairman and Chief Executive Officer creates a critical link between management and our Board, enabling our Board to perform its oversight function with the benefits of management's perspectives on the business.

Committees:  Real Estate Investment (Chairman)

ALAN B. GRAF, JR.

Mr. Graf, age 60, has served as a director since June 2002. Mr. Graf is the Executive Vice President and Chief Financial Officer of FedEx Corporation, a position he has held since 1998 and is a member of FedEx Corporation’s Executive Committee. Prior to that time, Mr. Graf was Executive Vice President and Chief Financial Officer for FedEx Express, FedEx’s predecessor, from 1991 to 1998. Mr. Graf joined FedEx in 1980. Mr. Graf also serves on the boards of Methodist LeBonheur Healthcare and the Indiana University Foundation. The public company and registered investment company boards on which Mr. Graf has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
2002	Present	NIKE, Inc.

Key Attributes, Experiences and Skills:  As a result of Mr. Graf’s 34-year career at FedEx Corporation, Mr. Graf offers valuable business leadership, management experience and offers insight and guidance on strategic direction and growth opportunities. Mr. Graf also provides financial expertise to our Board, including an understanding of financial statements, corporate finance, accounting and capital markets, as a result of his financial background and his service on the audit committee of NIKE, Inc.

Committees:  Audit (Chairman)

RALPH HORN

Mr. Horn, age 73, has served as a director since April 1998. Mr. Horn was elected President, Chief Operating Officer, and a director of First Tennessee National Corporation, or FTNC, now First Horizon National Corporation, in July 1991 and Chief Executive Officer in April 1994. Mr. Horn was elected Chairman of the Board of Directors of FTNC in January 1996. Mr. Horn served as Chief Executive Officer and President of FTNC until July 2002, and as Chairman of the Board of Directors through December 2003. The public company and registered investment company boards on which Mr. Horn has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
1995	2008	Harrah's Entertainment, Inc.
2001	Present	Ryman Hospitality Corporation — Lead Director (formerly Gaylord Entertainment Corporation)

Key Attributes, Experiences and Skills:  Mr. Horn offers valuable business, leadership and management, and strategic planning experience which he gained during his tenure as Chief Executive Officer and Chairman of First Tennessee National Corporation. In addition, Mr. Horn provides valuable insight from his experience serving as a director of a number of other large public companies, which has provided him with extensive corporate governance experience, capital market experience and financial expertise.

Committees:  Nominating and Corporate Governance (Chairman), Compensation

JAMES K. LOWDER

Mr. Lowder, age 64, was appointed to the Board pursuant to the terms of the merger agreement between us and Colonial Properties Trust and has served as a director since October 2013. Mr. Lowder served as a trustee for Colonial Properties Trust from 1993 to 2013. Mr. Lowder has served as chairman of the board of The Colonial Company and its subsidiaries since 1995. Mr. Lowder is a member of the Home Builders Association of Alabama, the Greater Montgomery Home Builders Association, and serves on the board of directors of Alabama Power Company. James K. Lowder is the brother of Thomas H. Lowder, another one of our directors. The public company and registered investment company boards on which Mr. Lowder has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
1993	2013	Colonial Properties Trust

Key Attributes, Experiences and Skills:  Mr. Lowder offers vast experience in the real estate development and construction industries in the Southeast as well as extensive knowledge of all phases of the commercial real estate industry and economic cycles. In addition, Mr. Lowder’s previous service as a trustee for Colonial Properties Trust provides our Board with historical knowledge and perspective of the Colonial Properties Trust portfolio and promotes stability in our operations following our merger with Colonial Properties Trust.

Committees:  None

THOMAS H. LOWDER

Mr. Lowder, age 64, was appointed to the Board pursuant to the terms of the merger agreement between us and Colonial Properties Trust and has served as a director since October 2013. Mr. Lowder served as the Chairman of the Board of Trustees for Colonial Properties Trust from 1993 to October 2013 and as the Chief Executive Officer from 1993 to 2006 and again from 2008 to 2013. Mr. Lowder became President and Chief Executive Officer of Colonial Properties, Inc., Colonial Property Trust’s predecessor, in 1976. Mr. Lowder also serves on the boards of The Colonial Company, Children's Hospital of Alabama, Crippled Children's Foundation, the University of Alabama Health System Board and the University of Alabama Health Services Foundation. Thomas H. Lowder is the brother of James K. Lowder, another one of our directors. The public company and registered investment company boards on which Mr. Lowder has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
1993	2013	Colonial Properties Trust

Key Attributes, Experiences and Skills:  Mr. Lowder brings to our Board depth of experience in the acquisition, development, management, and sale of multifamily, office and retail properties as well as tremendous knowledge of the markets in which we operate. In addition, Mr. Lowder’s previous service as Chief Executive Officer and Chairman of the Board for Colonial Properties Trust provides our Board with historical knowledge and perspective of the Colonial Properties Trust portfolio and promotes stability in our operations following our merger with Colonial Properties Trust.

Committees:  Real Estate Investment

CLAUDE B. NIELSEN

Mr. Nielsen, age 63, was appointed to the Board pursuant to the terms of the merger agreement between us and Colonial Properties Trust and has served as a director since October 2013. Mr. Nielsen served as a trustee for Colonial Properties Trust from 1993 to 2013. Mr. Nielsen has served as chief executive officer of Coca-Cola Bottling Company United, Inc. since 1991, following his appointment as president in 1990, and was elected Chairman of the Board of Directors in 2003. Prior to 1990, Mr. Nielsen served as president of Birmingham Coca-Cola Bottling Company. Mr. Nielsen currently serves as Chairman for both The Coca-Cola Scholars Foundation and The American Beverage Association, and is a board member of the Birmingham

Business Alliance. The public company and registered investment company boards on which Mr. Nielsen has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
1993	2013	Colonial Properties Trust
1993	2010	Regions Financial Corporation (including predecessor AmSouth Bank Corporation)

Key Attributes, Experiences and Skills:  Mr. Nielsen has a unique perspective and insight as an experienced participant in the financial services and beverage industries. Through his executive leadership of the Coca-Cola Bottling Company United, Inc. and his tenure as a director of Regions Financial Corporation, Mr. Nielsen brings extensive experience in the capital markets. In addition, Mr. Nielsen’s previous service as a trustee for Colonial Properties Trust provides our Board with historical knowledge and perspective of the Colonial Properties Trust portfolio and promotes stability in our operations following our merger with Colonial Properties Trust.

Committees:  Compensation

PHILIP W. NORWOOD

Mr. Norwood, age 66, has served as a director since August 2007. Mr. Norwood is a Principal of Haviland Capital, LLC, an investment company. Mr. Norwood served as the President and Chief Executive Officer of Faison Enterprises, Inc., a real estate development and investment company, from 1994 until his retirement in March 2013. Prior to joining Faison Enterprises, Inc., Mr. Norwood held several positions for Trammell Crow Company. Mr. Norwood is a member of several real estate associations and serves on the board of Pacolet Milliken Enterprises, Inc. The public company and registered investment company boards on which Mr. Norwood has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
None

Key Attributes, Experiences and Skills:  Mr. Norwood offers extensive and in-depth real estate knowledge and experience, as well as capital markets and financial expertise, as a result of his 34-year career in the real estate industry and extensive participation in some of the most prominent real estate associations. This knowledge and experience allows him to offer astute insight into operational and strategic matters as well as potential acquisitions and divestitures. In addition, Mr. Norwood’s industry specific operational experience makes him uniquely qualified to serve as the Chairman of the Compensation Committee as he has a keen understanding of executive compensation, its impact on recruitment and retention and the alignment of management and shareholder interests.

Committees:  Compensation (Chairman), Nominating and Corporate Governance, Real Estate Investment

HAROLD W. RIPPS

Mr. Ripps, age 75, was appointed to the Board pursuant to the terms of the merger agreement between us and Colonial Properties Trust and has served as a director since October 2013. Mr. Ripps served as a trustee for Colonial Properties Trust from 1995 to 2013. Since 1969, Mr. Ripps has served as chief executive officer of The Rime Companies, a real estate development, construction and management firm specializing in the development of multifamily properties. While with The Rime Companies, Mr. Ripps oversaw the development and construction of approximately 15,000 multifamily apartment units in the southeastern United States. He is a member of the board of trustees of the Birmingham Council of Boy Scouts of America. The public company and registered investment company boards on which Mr. Norwood has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
None

Key Attributes, Experiences and Skills:  Mr. Ripps’ 41-year career in the real estate industry provides a wide range of financial and investment experience as well as valuable expertise in multifamily development, construction and management. In addition, Mr. Ripps’ previous service as a trustee for Colonial Properties Trust provides our Board with historical knowledge and perspective of the Colonial Properties Trust portfolio and promotes stability in our operations following our merger with Colonial Properties Trust.

Committees:  Nominating and Corporate Governance

W. REID SANDERS

Mr. Sanders, age 64, has served as a director since March 2010. Mr. Sanders is the Co-Founder and former Executive Vice President of Southeastern Asset Management, and the former President of Longleaf Partners Funds. Prior to co-founding Southeastern Asset Management in 1975, Mr. Sanders served as an investment officer and worked in credit analysis and commercial lending in the banking industry from 1971 to 1975. Mr. Sanders currently serves on the Board of Directors for Independent Bank, serves on the Investment Committee at Cypress Realty, a limited partnership involved in commercial real estate, and is on the Advisory Board of SSM Venture Partners. The public company and registered investment company boards on which Mr. Sanders has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
2009	Present	Two Harbors Investment Corp.

Key Attributes, Experiences and Skills:  Mr. Sanders offers financial expertise and valuable insight into the capital markets stemming from his 41-year career in the financial industry. Mr. Sanders’ understanding of financial statements, corporate finance, and accounting makes him a valued member of the Audit Committee. In addition, Mr. Sanders’ service on the Investment Committee of a commercial real estate limited partnership allows him to provide valuable insights regarding the evaluation of potential acquisitions and divestitures.

Committees:  Audit, Real Estate Investment

 WILLIAM B. SANSOM

Mr. Sansom, age 72, has served as a director since November 2006. Mr. Sansom is the Chairman of the Board of Directors, Chief Executive Officer and President of the H.T. Hackney Co. From 1979 to 1981, Mr. Sansom served as the Tennessee Commissioner of Transportation, and from 1981 to 1983 as the Tennessee Commissioner of Finance and Administration. Mr. Sansom serves as the Chairman of the Board of Directors of the Tennessee Valley Authority. The public company and registered investment company boards on which Mr. Sansom has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
1985	April 2012	First Horizon National Corporation
2001	Present	Astec Industries
2006	Present	Tennessee Valley Authority

Key Attributes, Experiences and Skills:  Mr. Sansom’s service as the Chief Executive Officer of the H.T. Hackney Co. provides valuable business leadership and management experience, including expertise leading a large organization with expansive operations depending on localized and empowered management, giving him a keen understanding of issues facing our operations. In addition, Mr. Sansom’s experience on the board of directors of the Tennessee Valley Authority, First Horizon National Corporation and Astec Industries has given him a strong understanding of risk management, corporate governance, compensation practices and capital markets.

Committees:  Compensation, Nominating and Corporate Governance

GARY SHORB

Mr. Shorb, age 63, has served as a director since May 2012. Mr. Shorb is the President and Chief Executive Officer of Methodist Le Bonheur Healthcare, an integrated healthcare system that comprises a seven-hospital operation centered in the Mid-South with over 11,000 employees. Rated as the number one hospital in the region (2011 – 2012) by U.S. News and World Report, Methodist Le Bonheur Healthcare received accolades in twelve specialties. Mr. Shorb joined Methodist Le Bonheur Healthcare in 1990 as Executive Vice President. Before joining Methodist Le Bonheur Healthcare, Mr. Shorb served as President of the Regional Medical Center in Memphis, Tennessee. Prior to his work in the healthcare industry, Mr. Shorb worked as a project engineer with Exxon and served as a Lieutenant Commander in the U.S. Navy. Mr. Shorb serves on a number of civil and not-for-profit boards. The public company and registered investment company boards on which Mr. Shorb has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
None

Key Attributes, Experiences and Skills:  As a result of Mr. Shorb’s long career at Methodist Le Bonheur Healthcare and senior leadership positions held prior to joining Methodist Le Bonheur Healthcare, Mr. Shorb offers valuable business leadership with expertise and experience in organizational development, management and business finance. As Chief Executive Officer of a large consumer and service-based operation, Mr. Shorb brings insights and experience directly attributable to our service-based operations.

Committees:  Audit

JOHN W. SPIEGEL

Mr. Spiegel, age 72, was appointed to the Board pursuant to the terms of the merger agreement between us and Colonial Properties Trust and has served as a director since October 2013. Mr. Spiegel served as a trustee for Colonial Properties Trust from 2003 to 2013. Mr. Spiegel served as vice chairman and chief financial officer of SunTrust Banks, Inc., a multi-state bank holding company, from 2000 to 2004 and as vice chairman of SunTrust Banks Holding Company until March 2005. From 1985 to 2000, Mr. Spiegel served as executive vice president and chief financial officer of SunTrust Banks, Inc. Mr. Spiegel currently serves on the boards of Community & Southern Holdings, Inc. and Community & Southern Bank, and is a life-time member of the board of directors of the Woodruff Arts Center. The public company and registered investment company boards on which Mr. Spiegel has served during the past five years are as follows:

Years Served on Board
Joined	Retired	Name
1989	2014	RockTenn Company
2003	2013	Colonial Properties Trust
2006	2012	S1 Corporation
2008	2011	CPEX Pharmaceuticals

Key Attributes, Experiences and Skills:  Mr. Spiegel has expertise in the financial services industry and has broad experience as a member of numerous public company boards of directors, including prior service on a number of public company audit committees. Mr. Spiegel's valuable financial expertise, including his leadership at Sun Trust Banks, Inc. and certain of its affiliates, combined with his experience as a public company director and a member of public company audit committees, allow him to provide experienced leadership as a member of our Audit Committee and make valuable contributions to our corporate governance efforts and initiatives. In addition, Mr. Spiegel’s previous service as a trustee for Colonial Properties Trust provides our Board with historical knowledge and perspective of the Colonial Properties Trust portfolio and promotes stability in our operations following our merger with Colonial Properties Trust.

Committees:  Audit

Our Board of Directors recommends a vote “FOR” each of the Director nominees.

Nominees receiving more “For” votes than votes cast “Against” will be elected. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

PROPOSAL NO. 2
APPROVAL OF THE AMENDED AND RESTATED MID-AMERICA APARTMENT COMMUNITIES, INC. 2013 STOCK INCENTIVE PLAN

Our Board of Directors recommends shareholders approve an amendment and restatement of the Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan (the “Original Plan”). On March 20, 2013, the Board adopted, subject to shareholder approval, the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan (the “Amended Plan”). If the shareholders approve the Amended Plan, it will be effective as of the date of the Annual Meeting.

Background

As of March 31, 2014,

•	there were only 117,003 shares available for future awards under the Original Plan;
•	existing long-term incentive programs could result in the future awards of up to a maximum of 112,189 shares;
•	total awards with respect to 107,997 shares were outstanding under the Original Plan;
•	total awards of 442,250 shares were outstanding, including 296,583 options with a weighted average exercise price of $58.05 and 145,667 full-value awards were outstanding under all of our plans; and
•	except through the Original Plan, no future awards can be made under any of our plans.

If the Amended Plan is approved by shareholders, we will increase the number of shares available for grant by 400,000 as of the effective date of the Amended Plan, and will have a total of 517,003 shares available for future grants under the Amended Plan.

Summary of Material Changes

The Original Plan was approved by our shareholders on September 27, 2013. The material change proposed in the Amended Plan is the following:

•	increases the number of shares available for awards under the Amended Plan by 400,000.

Other than the change highlighted above, there are no material changes to the Original Plan.

Why the Board of Directors Believes the Amended Plan is in the Best Interest of Shareholders and Recommends a Vote in Favor of the Amended Plan

For the reasons highlighted below, our Board of Directors has determined that the Amended Plan is in our best interest and in the best interest of our shareholders and is asking our shareholders to approve the Amended Plan.

•	Equity Incentive is a Critical Component of Compensation. As discussed on page 27 of this proxy statement, our Board of Directors believes that equity-based compensation is a critical component of our compensation program that aligns performance with our long-term goals and offers a retention component to the compensation package;
•	Additional Shares Are Currently Needed. As of March 31, 2013, only 117,003 shares were available for future grant under the Original Plan with existing plans potentially awarding up to 112,189 of those shares in the future, subject to the achievement of certain performance requirements. If the Amended Plan is not approved, we will not have sufficient shares to continue to grant equity-based compensation to further align the interests of our employees with our shareholders. For more information concerning our history of equity grants, please refer to Note 5: Stock Based Compensation to our audited financial statements that is included in our Form 10-K for the year ended December 31, 2013;
•	Number of Additional Shares Requested is Reasonable. For the last four fiscal years, the maximum number of shares which could be earned under awarded grants ranged from approximately 57,000 shares to 98,000 shares. The variance in the number of shares is influenced by a number of factors including, but not limited to, (1) the share price at the time of grant; (2) competitive practices in equity compensation; (3) competitive pressures in the marketplace; and (4) the number of participants included in the grant. We believe that our prior range of equity grants, adjusted for the increase of the average number of participants from approximately 67 to 91 following our merger with Colonial properties Trust, is the best indicator of the level of future equity grants. Our Board reviewed the history of prior grants, together with an estimate of future share grants and is requesting that 400,000 shares be added to the share reserve, which we anticipate will provide a sufficient share reserve to last several years; and
•	Plan Conforms to Best Practices. We designed the Original Plan and the Amended Plan to conform with existing best practices in equity incentive plans. In particular, the Amended Plan:
—	has a fixed term of 10 years from the date of shareholder approval;
—	prohibits the ability to pay dividends or dividend equivalents on performance-based awards until the performance-based conditions have been met;
—	prohibits dividends or dividend equivalents on stock options and stock appreciation rights;
—	prohibits repricing of awards without shareholder approval;
—	restricts transfers of restricted stock awards, restricted stock units, unrestricted stock awards, and performance share awards during a participant’s lifetime; and
—	requires shareholder approval for any material amendment (other than an amendment that curtails the scope of the plan).

The Board proposes that the shareholders approve the Amended Plan. If this proposal is not approved by the shareholders, we may continue to grant awards under the Original Plan until the date all shares reserved under the Original Plan have been issued or the earlier termination of the Original Plan.

Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan that is attached hereto as Appendix B.

Plan Administration

The Amended Plan will be administered by the MAA Compensation Committee. The MAA Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The MAA Compensation Committee may delegate to MAA’s Chief Executive Officer the authority to grant awards at fair market value to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility and Limitations on Grants

Persons eligible to participate in the Amended Plan will be those full or part-time officers, employees, non-employee directors and other key persons of MAA and its subsidiaries (including Mid-America Apartments, LP) as selected from time-to-time by the MAA Compensation Committee. Approximately 91 individuals are currently eligible to participate in the Amended Plan.

The maximum award of stock options granted to any one individual will not exceed 100,000 shares of MAA common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units, performance shares or other stock-based award granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 50,000 shares of MAA common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $2,500,000.

Stock Options

The Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the MAA Compensation Committee but may not be less than 100% of the fair market value of the MAA common stock on the date of grant. The Amended Plan provides that such fair market value will be deemed to be the last reported sale price of the shares of MAA common stock on the NYSE on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in MAA’s capital structure. Option repricing may not be effected through cancellation and re-grants or cancellation in exchange for cash.

The term of each option will be fixed by the MAA Compensation Committee and may not exceed ten years from the date of grant. The MAA Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the MAA Compensation Committee.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the MAA Compensation Committee, by delivery (or attestation to the ownership) of shares of MAA common stock that are not then subject to restrictions under any MAA plan, or, with respect to stock options that are not incentive stock options, by a “net exercise” arrangement pursuant to which MAA will reduce the number of shares of stock issuable upon exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price. Subject to applicable law, the exercise price may also be delivered to MAA by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Restricted Stock

The MAA Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the MAA Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with MAA or its subsidiaries through a specified restricted period.

Deferred Stock Awards

The MAA Compensation Committee may award phantom stock units as restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the MAA Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with MAA or its subsidiaries through a specified vesting period. In the MAA Compensation Committee’s sole discretion and subject to the participant’s compliance with the procedures established by the MAA Compensation Committee and requirements of Section 409A of the Code, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of restricted stock units. During the deferral period, the participant may be credited with dividend equivalent rights with respect to the restricted stock units.

Unrestricted Stock Awards

The MAA Compensation Committee may also grant shares of common stock that are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards

The MAA Compensation Committee may grant performance share awards to any participant that entitle the recipient to receive shares of common stock upon the achievement of certain performance goals and such other conditions as the MAA Compensation Committee shall determine.

Dividend Equivalent Rights

The MAA Compensation Committee may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Other Stock-Based Awards

The MAA Compensation Committee may grant awards of capital stock other than common stock and other awards that are valued in whole or in part by reference to or are otherwise based on, common stock, including, for example, convertible preferred stock, convertible debentures, exchangeable securities, awards valued by reference to book value or subsidiary performance. These awards may be subject to such conditions and restrictions as the MAA Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her awards.

Cash-Based Awards

The MAA Compensation Committee may grant cash bonuses under the Amended Plan. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Transferability

In general, unless otherwise permitted by the MAA Compensation Committee, no award granted under the Amended Plan is transferable by the participant other than by will or by the laws of descent and distribution, and awards may be exercised during the participant’s lifetime only by the participant, or by the participant’s legal representative or guardian in the case of the participant’s incapacity.

Adjustments for Stock Dividends, Stock Splits, Etc.

The Amended Plan requires the MAA Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding

Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that MAA is required by law to withhold upon any option exercise or vesting of other awards or election pursuant to Section 83(b) of the Code. Subject to approval by the MAA Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or upon vesting of other awards.

Amendments and Termination

The MAA Board may at any time amend or discontinue the Amended Plan and the MAA Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the Amended Plan, including any amendments that increase the number of shares reserved for issuance under the Amended Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the Amended Plan, or materially change the method of determining the fair market value of common stock, will be subject to approval by MAA’s shareholders. Amendments shall also be subject to approval by MAA’s shareholders if and to the extent determined by the MAA Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended Plan qualifies as performance-based compensation under Section 162(m) of the Code.

New Plan Benefits

Because the grant of awards under the Amended Plan is within the discretion of the MAA Compensation Committee, MAA cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2013: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Restricted Stock
Name and Position	Dollar Value ($)(1)	Number (#)
H. Eric Bolton, Jr., CEO	$567,161	8,385
Albert M. Campbell III, CFO	$207,181	3,063
Thomas L. Grimes, Jr., COO	$203,732	3,012
All current executive officers, as a group	$978,074	14,460
All current directors who are not executive officers, as a group	$440,336	6,510
All current employees who are not executive officers, as a group	$542,676	8,023

(1)	Calculations are based on the closing price of MAA common stock of $67.64 on February 28, 2014.

Tax Aspects Under the Code

The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

Incentive Options

No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then, generally, for U.S. federal income tax purposes, (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) MAA will not be entitled to any deduction. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), then, generally, for U.S. federal income tax purposes, (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (b) MAA will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock. If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options

No income is realized by the optionee at the time the option is granted. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and MAA receives a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to MAA, in whole or in part, and may subject the recipient to a non-deductible 20% U.S. federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions

As a result of Section 162(m) of the Code, MAA’s deduction for certain awards under the Amended Plan may be limited to the extent that the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the chief financial officer) receives compensation in excess of $1 million per year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Amended Plan is structured to allow grants to qualify as performance-based compensation.

Our Board of Directors recommends a vote “FOR” the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan

The affirmative vote of a majority of the votes cast is required for the approval of the Amended and Restated 2013 Stock Incentive Plan. In addition, the rules of the NYSE require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions). Accordingly, while broker non-votes will not have any legal effect on whether this proposal is approved, abstentions will have the legal effect of votes against the proposal.

PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our “named executive officers,” as described under the headings “Compensation Discussion and Analysis” (beginning on page 18) and “Executive Compensation” (beginning on page 37) of this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. The advisory vote on executive compensation is an advisory, non-binding vote on the compensation of our “named executive officers,” as described in the Compensation Discussion and Analysis Section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The advisory vote on executive compensation is not a vote on our general compensation policies, compensation of the Board of Directors, or our compensation policies as they relate to risk management.

Our philosophy in setting compensation policies for executive officers has five fundamental objectives: (1) to align the financial interests of our executives’ interests with those of our shareholders both in the short and long term; (2) to provide incentives for achieving and exceeding annual and long-term performance goals; (3) to attract and retain a highly skilled team of executives by providing total compensation that is competitive with compensation at other well-managed REITs and real estate companies; (4) to reward superior corporate and individual performance achieved through ethical leadership; and (5) to appropriately reward executive officers for creating long-term shareholder value and returns. The Compensation Discussion and Analysis section beginning on page 18 provides a more detailed discussion of the executive compensation program and compensation philosophy.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote under this proposal is advisory, and therefore, not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Our Board of Directors asks you to vote “FOR” the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.

Our Board of Directors recommends a vote “FOR” the advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement

For the advisory (non-binding) vote on the compensation of our named executive officers to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements for the 2014 fiscal year. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014, our Board of Directors believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders to make a statement if they so desire and to answer any appropriate questions.

In the event you do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider the appointment of Ernst & Young LLP. Even if you do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the company and its shareholders.

On behalf of the Audit Committee, our Board of Directors recommends a vote in favor of
Proposal No. 4.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Leslie B.C. Wolfgang
Senior Vice President, Corporate Secretary

April 16, 2014

APPENDIX A

Non-GAAP Financial Measures

The GAAP reconciliation for FFO per Share growth and Core FFO is set forth below.

	Twelve months ended December 31,
In thousands except per share data	2013	2012	Growth
Net income attributable to MAA	$115,281	$105,223
Depreciation and amortization of real estate assets	184,671	118,848
Depreciation and amortization of real estate assets of discontinued operations	2,716	7,384
Gain on sale of discontinued operations	(76,844)	(41,635)
Depreciation and amortization of real estate assets of real estate joint ventures	1,203	1,887
Net income attributable to noncontrolling interests	3,998	4,602
Funds from operations	231,025	196,309
Merger related expenses	32,403	—
Funds from operations adjusted for merger related expenses	263,428	196,309
Acquisition expense	1,393	1,581
Integration related expenses	5,102	—
Mark-to-market debt adjustment	(7,992)	(767)
Loss on debt extinguishment	426	654
Core funds from operations	$262,357	$197,777
Weighted average common shares and units – Diluted	53,108	42,911
Funds from operations per share and unit – Diluted	$4.35	$4.57	-4.9%
Funds from operations adjusted for merger related expense per share and unit – Diluted	$4.96	$4.57	8.4%
Core funds from operations per share and unit – Diluted	$4.94	$4.61	7.2%

A-1

APPENDIX B

AMENDED AND RESTATED MID-AMERICA APARTMENT COMMUNITIES, INC.

2013 STOCK INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons of Mid-America Apartment Communities, Inc. (the “Company”), and the employees and other key persons of Mid-America Apartments, L.P. (the “Operating Partnership”) and the Company’s other Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Performance Share Awards, Dividend Equivalent Rights, Cash-Based Awards and Other Stock-Based Awards.

“Board” means the Board of Directors of the Company as constituted from time to time.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board.

“Company” means Mid-America Apartment Communities, Inc., a Tennessee corporation, and any successor thereto.

“Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

“Dividend Equivalent Right” means Awards granted pursuant to Section 13.

“Effective Date” means the date on which the Plan was initially approved by shareholders as set forth in Section 21.

“Fair Market Value” on any given date means the last reported sale price of the Stock on such date or, if no Stock is traded on such date, the next preceding date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading or, if none of the foregoing is applicable, then the Fair Market Value of the Stock as determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option that qualifies as and is designated in writing in the related Option agreement as constituting an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Operating Partnership” means Mid-America Apartments, L.P., a Tennessee limited partnership, and any successor thereto.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Other Stock-Based Award” means Awards granted pursuant to Section 10.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Unit, Performance Share Award or Other Stock-Based Award granted to an employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, region, or Subsidiary of the Company, that will be used to establish Performance Goals are limited to the following: funds from operations, funds from operations per share, adjusted funds from operations, adjusted funds from operations per share, net operating income, gross operating income, total shareholder return, earnings per share, stock price, acquisitions, dispositions, strategic transactions, portfolio or regional occupancy rates, portfolio or regional rent rates, portfolio or regional revenue rates, return on capital, assets, equity, development, or investment, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of one or more peer groups.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a participant’s right to and the payment of a Restricted Stock Award, Restricted Stock Unit, Performance Share Award or Other Stock-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means Awards granted pursuant to Section 9. “Restricted Stock Award” means Awards granted pursuant to Section 6. “Restricted Stock Unit” means Awards granted pursuant to Section 7.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Unrestricted Stock Award” means any Award granted pursuant to Section 8.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

(a) Committee.  The Plan shall be administered by either the Board or the Committee (in either case, the “Administrator”). Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3(b) (3)(i) promulgated under the Act, or any successor definition under said rule. Each member of the Committee shall also be an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

(b) Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Performance Share Awards, Dividend Equivalent Rights and Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that except as otherwise provided in Section 3(b) or 3(c), the Administrator is not permitted to reduce the exercise price of Stock Options or effect repricing of Stock Options through cancellation and re-grants or cancellation in exchange for cash;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving a Change in Control or the death, disability or termination of employment of a Plan participant;

(vi) subject to the provisions of Section 5(c), to extend at any time the post-termination period in which Stock Options may be exercised;

(vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting deemed interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final and binding on all persons, including the Company and Plan participants.

(c) Delegation of Authority to Grant Awards.  The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be awarded during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; RECAPITALIZATIONS; MERGERS; SUBSTITUTE AWARDS

(a) Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 625,000 shares plus (ii) the shares underlying awards under the Company’s 2004 Stock Plan (the “2004 Plan”) which are forfeited, cancelled or otherwise terminated after the Effective Date, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. With respect to grants made or compensation earned under the Plan, Stock Options with respect to no more than 100,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make equitable or proportionate adjustments in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and/or (v) the price for each share subject to any then outstanding Stock Options under the Plan, without reducing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options). The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and/or the terms of outstanding Awards to take into account cash dividends declared and paid other than in the ordinary course or any other extraordinary corporate event, other than those contemplated by Section 3(c) hereof, to the extent determined to be necessary by the Committee to avoid distortion in the value of the Awards. Notwithstanding anything to the contrary set forth in this Section 3(b), no adjustment shall be required pursuant to this Section 3(b) if the Committee determines that such action could cause an Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A of the Code or otherwise could subject a participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award. All adjustments made by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers.  In contemplation of and subject to the consummation of a Sale Event, the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Sale Event. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Sale Event, all vested Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account the consideration payable per share of Stock pursuant to the business combination (the “Merger Price”) and all Stock Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options; provided, however, that each participant may be permitted, within a specified period determined by the Administrator prior to the consummation of the Sale Event, to exercise all outstanding Stock Options, including those that are not then exercisable, subject to the consummation of the Sale Event.

(d) Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Awards granted pursuant to this Section 3(d) shall not reduce the number of shares of Stock otherwise available for issuance pursuant to the Plan under Section 3(a).

(e) Outside Director Limitation.  Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any Independent Director during any single calendar year shall not exceed $200,000.

SECTION 4.	ELIGIBILITY

Participants in the Plan will be such full or part-time officers and other employees, Independent Directors and key persons of the Company, the Operating Partnership and the Company’s other Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company, the Operating Partnership and the Company’s other Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

(a) Form of Stock Options.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after June 16, 2023.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(b) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c) Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Shareholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. In the event that on the last business day of the term of a Stock Option, other than an Incentive Stock Option (i) the exercise of the Stock Option is prohibited by applicable law or (ii) Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Option shall be extended for a period of thirty (30) days following the expiration of the legal prohibition, black-out period or lock-up agreement.

(e) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards.  A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

(b) Rights as a Shareholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a shareholder with respect to the voting of the Restricted Stock and receipt of dividends. Notwithstanding the foregoing, cash dividends on shares covered by the Restricted Stock Award that remain subject to risk of forfeiture due to failure to meet performance-based conditions must be retained by or repaid by the participant to the Company; provided that, to the extent provided for in the Restricted Stock Award certificate, an amount equal to such cash dividends retained or repaid by the participant may be paid to the participant upon the lapsing of the performance-based conditions with respect to such Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock is vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant’s employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant’s legal representative.

(d) Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a participant’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant’s termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

SECTION 7.	RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units.  An Award of Restricted Stock Units is an Award of phantom stock units to a participant, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Unit is contingent on the participant executing the Award agreement. The terms and conditions of each such Award agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants. Except in the case of Restricted Stock Units with a deferred settlement date that satisfies Section 409A of the Code, at the end of the vesting period, the Restricted Stock Unit, to the extent vested, shall be settled in the form of shares of Stock. Any payment of shares of Stock under an Award of Restricted Stock Units subject to Section 409A of the Code to a participant on account of the participant’s separation of service may not be made before the date that is six months after the date of separation from service if the participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a participant to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such participant in the form of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c) Rights as a Shareholder.  A participant shall have the rights as a shareholder only as to shares of Stock acquired by the participant upon settlement of Restricted Stock Units; provided, however, that the participant may be credited with Dividend Equivalent Rights with respect to the Restricted Stock Units, subject to the provisions of Section 13(a) and such terms and conditions as the Administrator may determine.

(d) Restrictions.  A Restricted Stock Unit may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a participant’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 8.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

SECTION 9.	PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards.  A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

(b) Rights as a Shareholder.  A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares of Stock actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

(c) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

(d) Acceleration, Waiver, Etc.  At any time prior to the participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 17, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.	OTHER STOCK-BASED AWARDS

(a) Nature of Other Stock-Based Awards.  An Other Stock-Based Award includes other Awards of Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Stock, including without limitation, convertible preferred stock, convertible debentures, exchangeable securities and Awards valued by reference to book value or subsidiary performance. An Other Stock-Based Award may be granted to any participant either along side or in addition to or in tandem with Stock Options, Restricted

Stock or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan. Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased with a purchase right awarded under this Section 10 shall be priced at least 25 percent of the Fair Market Value of the Stock on the date of grant. The grant of an Other Stock-Based Award may be subject to restrictions and conditions as the Administrator may determine at the time of grant, including conditions based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of an Other Stock-Based Award is contingent on the participant executing the Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

(b) Rights as a Shareholder.  Until such time as an Other Stock-Based Award is actually paid out in shares of Stock, a participant shall have no rights as a holder of Stock.

(c) Restrictions.  An Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award agreement.

(d) Termination.  Except as may otherwise be provided by the Administrator in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a participant’s right in his Other Stock-Based Awards that have not vested shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 11.	CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Unit, Performance Share Award, Other Stock-Based Award or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a region, division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions; provided, however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for

such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 50,000 shares (subject to adjustment as provided in Section 3(b) hereof) or $2,500,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of an Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units or Other Stock-Based Award with performance-based vesting or Performance Share Award shall provide that such Dividend Equivalent Right may not be exercisable or payable unless and until the performance-based conditions have been met.

(b) Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a participant’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.	TAX WITHHOLDING

(a) Payment by Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company’s obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

(b) Payment in Stock.  Subject to approval by the Administrator, a participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 15.	TRANSFERABILITY OF AWARDS

(a) Transferability.  Except as provided in Section 15(b) below, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant, or by the participant’s legal representative or guardian in the event of the participant’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action.  Notwithstanding Section 15(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the participant (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate Family Members for no value or consideration, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a participant for value.

(c) Family Member.  For purposes of Section 15(b), “Family Member” shall mean a participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant of the participant), a trust in which these persons (or the participant) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary.  Each participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased participant, or if the designated beneficiaries have predeceased the participant, the beneficiary shall be the participant’s estate.

SECTION 16.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 17.	AMENDMENTS AND TERMINATION

Unless sooner terminated as herein provided, the Plan shall terminate on the tenth anniversary of the date the Plan is approved by the Administrator and no Award shall be granted under the Plan on and after such date. The termination of the Plan shall not adversely affect the rights under any outstanding Award without the holder’s written consent. The Administrator may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s written consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing of Stock Options through cancellation and re-grants or cancellation in exchange for cash. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 17 shall limit the Board’s authority to take any action permitted pursuant to Section 3(c).

SECTION 18.	STATUS OF PLAN

Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the participant’s separation from service, or (ii) the participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 20.	GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates.  Stock certificates to be delivered to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the participant by electronic mail (with proof of receipt) or by United States mail, addressed to the participant, at the participant’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel (to the extent the Board deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that an individual make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Shareholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the participant with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any employee any right to continued employment with the Company or any Subsidiary and shall not interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

(e) Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon shareholder approval in accordance with Tennessee law, the Company’s amended and restated charter and bylaws and applicable stock exchange rules. No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date.

SECTION 22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Tennessee, applied without regard to conflict of law principles.

DATE OF APPROVAL OF PLAN BY BOARD: MARCH 20, 2014

DATE OF APPROVAL BY SHAREHOLDERS:

MID-AMERICA APARTMENT COMMUNITIES, INC.
C/O AMERICAN STOCK TRANSFER AND TRUST COMPANY
59 MAIDEN LANE PLAZA LEVEL
NEW YORK, NY 10038

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M70310-P48153 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID-AMERICA APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. H. Eric Bolton, Jr.	☐	☐	☐
1b. Alan B. Graf, Jr.	☐	☐	☐
1c. Ralph Horn	☐	☐	☐
1d. James K. Lowder	☐	☐	☐
1e. Thomas H. Lowder	☐	☐	☐
1f. Claude B. Nielsen	☐	☐	☐
1g. Philip W. Norwood	☐	☐	☐
1h. Harold W. Ripps	☐	☐	☐
1i. W. Reid Sanders	☐	☐	☐
1j. William B. Sansom	☐	☐	☐
1k. Gary Shorb	☐	☐	☐
1l. John W. Spiegel	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

M70311-P48153

MID-AMERICA APARTMENT COMMUNITIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2014, 11:00 AM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Eric Bolton, Jr., Albert M. Campbell, III, and Leslie B.C. Wolfgang and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated on the reverse side, all the shares of common stock of Mid-America Apartment Communities, Inc. held of record by the undersigned on March 14, 2014 at the Annual Meeting of Shareholders to be held on May 22, 2014, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

Continued and to be signed on reverse side